As Filed with the Securities and Exchange Commission on April 29, 2003
                                               File Nos. 333-59185 and 811-08873


--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [ ]
                      Post Effective Amendment No. 9 [X]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No. 10 [X]


                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
               (Exact Name of Registrant as Specified in Charter)

         2000 N. CLASSEN BOULEVARD
       OKLAHOMA CITY, OKLAHOMA 73106          Registrant's Telephone Number,
 (Address of Principal Executive Offices)     including Area Code:(405)523-2000



         Stephen P. Garrett                               Copies to:
        Senior Vice President                       Jennifer Wheeler, Esq.
  American Fidelity Assurance Company                    McAfee & Taft
      2000 N. Classen Boulevard                   A Professional Corporation
    Oklahoma City, Oklahoma 73106             10th Floor, Two Leadership Square
(Name and Address of Agent for Service)               211 North Robinson
                                                 Oklahoma City, OK 73102-7103

Approximate Date of Proposed          As soon as practicable after effectiveness
Public Offering:                      of the Registration Statement


It is proposed that this filing will become effective (check appropriate box)
      [ ] immediately upon filing pursuant to paragraph (b)
      [x] on May 1, 2003 pursuant to paragraph (b)
      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [ ] on (date) pursuant to paragraph (a)(1)
      [ ] 75 days after filing pursuant to paragraph (a)(2)
      [ ] on (date) pursuant to paragraph (a)(1) of rule 485


If appropriate, check the following box:
      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



--------------------------------------------------------------------------------

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.(R)

A dual strategy of investing in value and growth stocks for long-term capital appreciation


PROSPECTUS
May 1, 2003


The Securities and
Exchange Commission
has not approved
or disapproved these securities
or determined if
this prospectus
is truthful or
complete. Any
representation to the contrary
is a criminal offense.


Contents
--------------------------------------------------------------------------------




About Dual Strategy Fund..................................................1

Past Performance..........................................................4

Investment Goals and Strategies...........................................6

Management's Discussion of Fund Results...................................7

         2002 Results.....................................................7

         10-Year Results..................................................8

Principal Risks of Investment.............................................9

The Fund's Management.....................................................10

Fund Operations...........................................................11

         Buying and Selling Shares........................................11

         Redemption of Shares.............................................11

         Pricing Shares...................................................11

Distributions and Taxes...................................................12

         Dividends and Other Distributions................................12

         Tax Information..................................................12

Financial Highlights......................................................13

For More Information..............................................Back Cover

                            ABOUT DUAL STRATEGY FUND

Investment goal                      Long-term capital growth

Dual investment strategies           The  fund   invests   primarily  in  common
                                     stocks of U.S.  companies.  The  fund's two
                                     sub-advisors    independently    manage   a
                                     portion  of  the  fund's   portfolio  using
                                     different   investment   strategies.    One
                                     sub-advisor's  approach is growth  oriented
                                     and   exploits  the   correlation   between
                                     increasing  company earnings and increasing
                                     price     in     stocks      with     large
                                     capitalizations.   The  other   sub-advisor
                                     focuses on undervalued equity securities with large capitalizations.

Principal risks of investing         The  fund's  shares  will  rise and fall in
in Dual Strategy Fund                value.   You  can   lose   money   on  your
                                     investment in the fund, or the fund could underperform other investments if any of the following occurs:

                                     o   The stock market as a whole  goes down.

                                     o   Either  value  stocks or  growth stocks
                                         fall  out  of   favor   with investors,
                                         causing  part   of   the  portfolio  to
                                         underperform   the  other.   The fund's
                                         dual strategy  potentially lowers risk,
                                         but it may  produce  more modest  gains
                                         than  funds  using  only one investment
                                         strategy.

                                     o   Companies in  which the fund invests do
                                         not grow as rapidly as expected.

                                     o   Value stocks may never  reach  what the
                                         manager believes is their true value.

                                     o   Investments   in   foreign   securities
                                         carry   additional   risks,   such   as
                                         changes in currency  exchange  rates, a
                                         lack of  adequate  company  information
                                         and  political  instability,  which may
                                         result  in  loss  of  value  and  wider
                                         price   swings   than  U.S.   companies
                                         experience.

                                     o   Earnings of companies in which the fund
                                         invests  are  not achieved,  and income
                                         available   for  interest  or  dividend
                                         payments is reduced.

Investors in the fund                Only   separate   accounts   of   insurance
                                     companies may purchase  shares of the fund.
                                     You  may  invest  indirectly  in  the  fund
                                     through   your   purchase   of  a  variable
                                     annuity   contract  issued  by  a  separate
                                     account or by  participating  in a contract
                                     available     through    your    employer's
                                     retirement plan.

                                     You should read the applicable separate account prospectus for information about:

                                     o   Purchasing a variable annuity  contract
                                         or participating in a  variable annuity
                                         contract.

                                     o   Other  investment options, if there are
                                         any.

                                     o   The  terms  of  your  variable  annuity
                                         contract.

                                     o   Expenses   related   to   purchasing  a
                                         variable annuity contract.

                                     o   Procedures  for   redeeming  the fund's
                                         shares.

Who may want to invest               The fund may be appropriate for you if you:

                                     o   Want a regular  investment  program for
                                         retirement savings.

                                     o   Can benefit from  deferred  taxation of
                                         capital  appreciation  and income.

                                     o   Are  several years from  retirement and
                                         can pursue a long-term investment goal.

                                     o   Want   to   add   an   investment  with
                                         growth   potential  to  diversify  your
                                         other retirement investments.

                                     o   Are willing to accept higher short-term
                                         risk   along   with  higher   potential
                                         long-term returns.

PAST PERFORMANCE

The bar chart below shows how the annual total return of the fund and its predecessor has varied from year to year over a ten-year period. This information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund. The average annual total return table at the bottom of the page shows the fund's performance over time compared with that of the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices, and the Russell 1000(R) Index, another widely recognized common stock index. This information may help you evaluate the fund's risks and potential rewards. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                  Year                           Annual Return
                  ----                           -------------

                  1993                                7.72%
                  1994                               -5.33%
                  1995                               35.62%
                  1996                               27.15%
                  1997                               28.35%
                  1998                               26.50%
                  1999                               18.47%
                  2000                                0.36%
                  2001                              -11.33%
                  2002                              -25.05%

Are these the returns realized by separate account contract owners and participants?
No. These returns are calculated for the fund. They do not reflect insurance, sales and administrative charges deducted by participating separate accounts. Inclusion of those charges would reduce the total returns for all periods.

When was the Dual Strategy Fund created?
On January 1, 1999, the fund acquired all of the assets and liabilities of American Fidelity Variable Annuity Fund A, which was a managed separate account.

What is the fund's past performance?
The fund treats the past performance of its predecessor as its own for periods before the acquisition. The information to the right reflects the performance of American Fidelity Variable Annuity Fund A through 1998 (as adjusted for the fund's current expense structure) and for American Fidelity Dual Strategy Fund, Inc.(R) for all subsequent time periods.

         Highest Quarterly Return:          21.24%, 4th Quarter 1998
         Lowest Quarterly Return:           -16.74%, 3rd Quarter 2002


Average annual total return as of 12/31/02

                            1 Year      5 Years     10 Years
                            ------      -------     --------

Fund                       -25.05%      -0.01%       8.48%
S&P 500 Index              -22.09%      -0.58%       9.34%
Russell 1000(R) Index      -21.65%      -0.57%       9.19%


Fees and Expenses of the Fund

     This table describes the fees and expenses that the fund incurs. Your investment will be impacted by the fund's fees and expenses. Because you may only invest indirectly in the fund either by purchasing a variable annuity contract issued by a separate account or by participating in a contract available through your employer's retirement plan, your investment may also be impacted by fees imposed by the separate account. This table does not include fees and expenses that you may incur at the separate account level.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

         Management Fees                               0.50%
         Total Annual Fund Operating Expenses          0.50%

Example

     This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the fund for the time periods indicated and that your investment has a 5% return each year. The Example also assumes that the fund's operating expenses remain the same. Because the fund does not charge you a fee when you redeem shares, the costs shown below would remain the same even whether or not you redeemed your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year         3 Years       5 Years      10 Years
                 ------         -------       -------      --------
                 $51.11         $160.29       $279.46      $627.33

     This Example does not include fees and expenses that you may incur at the separate account level.

INVESTMENT GOALS AND STRATEGIES

Dual Strategy Fund's primary investment goal is long-term growth of capital. Its secondary investment goal is the production of income.


To pursue these goals, the fund invests in a diversified portfolio of common stocks which may also include investments in American Depository Receipts which represent shares of stock of foreign companies. The fund may take temporary defensive positions inconsistent with its investment goals in response to adverse market, economic or political conditions. During these times, the fund may not achieve its investment goals.


Two sub-advisors with different investment strategies manage the fund's portfolio. The portfolio is normally reallocated equally between the two sub-advisors at the beginning of each year. Cash received by the fund, less amounts used to pay withdrawals and expenses, is allocated equally between the sub-advisors throughout the year.

Seneca Capital Management LLC is a growth-oriented manager. To achieve the goal of growth, Seneca blends two types of large capitalization growth stocks. First, it invests in stocks that have produced long records of financial success through varying economic cycles. These stocks provide earnings stability and diversification. Second, Seneca invests in stocks for which it forecasts major near-term earnings acceleration. By investing in this combination of stocks, Seneca attempts to produce a portfolio that grows at a rate consistent with the growth style, but is anchored in a foundation of solid, dependable companies.

Todd Investment Advisers, Inc. is a value-oriented manager. It emphasizes high-quality, large capitalization companies that are undervalued. Todd Investment attempts to achieve average-market returns in an up market and above-market returns in a down market. A dividend discount model is used to identify companies with the greatest potential for price appreciation, and then fundamental analysis is used to determine which companies have a catalyst for price appreciation. A stock is considered for sale when either its price/value ratio rises above the median for large capitalization stocks or the company's fundamentals weaken.

MANAGEMENT'S DISCUSSION OF FUND RESULTS

2002 Results

2002 was the third year in the current bear market - and was the worst of the three. The Dow Jones Industrials was down by more than 22% for the year. The technology and growth laden NASDAQ staggered with a loss in excess of 30%. Even abroad, the Morgan Stanley EAFE index was down, but less than the U.S. markets - only losing 17%.

The year as a whole was mixed for the economy and the markets. There was a hint of recovery and good news in the Spring - only to be dashed in the Summer. Then as the year was coming to an end - with some more encouraging corporate results
- the possibility of a war with Iraq clouded the outlook.

The consumer continues to be very important for our economy. The uncertainty about the geopolitical situation has evidently given spenders and buyers some pause. Resolution of the uncertainties should lead to increased confidence about the future.

Diversification continues to be a significant strategy for investors. For 2002, as a whole, value investing lost approximately only one-half of that suffered by the growth style (this comparison is based upon the Russell large cap value and growth indices). Over time, it is likely that growth will come back into favor, relative to value. Over the long run, the Fund's equal exposure to growth and value is intended to take advantage of whichever style is in "vogue."

On a more positive note, 2003 will be the third year in the current Presidential cycle. The third year has typically been the strongest in the Presidential cycle. Furthermore - while not unheard of - four straight down stock market years are rare. Statistically, the odds are that 2003 will be a better year than the prior three.

Lawrence W. Kelly & Associates, Inc., was the fund's growth manager for the first ten months of 2002. In November, Kelly was replaced with Seneca Capital Management, LLC. The combined record of Kelly and Seneca was almost equal to that of the Russell large cap growth index (-29.8% versus -27.9% for the index). The combined record of Kelly and Seneca fell short of the S&P 500 for the year, as did most growth managers (-29.8% for Kelly and Seneca, combined, as compared with -22.1% for the S&P 500).

Seneca Capital Management LLC, the fund's growth manager since November 15, 2002, was down 16.1% during the fourth quarter of 2002, beating the S&P 500, which was down 17.3%. However, it lagged slightly behind the Russell 1000 Growth, which was down 15.1%.

Todd Investment Advisors, Inc., the fund's value manager, was outpaced by the Russell Large Cap Value Index (-20% for Todd versus -15.6% for the Index); however, Todd did out-perform the S&P 500 (which was down 22.1%). Longer term, Todd's performance has been very good.

10-Year Results


The graph below compares the initial and subsequent account values at the end of each of the past 10 years, assuming a $10,000 initial investment on January 1, 1993 in the fund's predecessor and also in the S&P 500 Index and the Russell 1000(R) Index. The fund's performance reflected in the graph and following table does not give effect to any charges at the separate account level. Performance would be lower if charges assessed by participating separate accounts were reflected. The S&P 500 Index and the Russell 1000(R) Index returns assume the reinvestment of dividends, but do not reflect commissions or administrative and management costs. Past performance does not predict future performance for the fund or the indexes.


                      American Fidelity
    Year           Dual Strategy Fund, Inc.       S&P 500           Russell 1000
    ----           ------------------------       -------           ------------

       0                $10,000                   $10,000              $10,000
    1993                $10,772                   $11,004              $11,018
    1994                $10,198                   $11,148              $11,059
    1995                $13,830                   $15,332              $15,237
    1996                $17,585                   $18,851              $18,656
    1997                $22,571                   $25,139              $24,781
    1998                $28,552                   $32,324              $31,412
    1999                $33,825                   $39,125              $37,986
    2000                $33,947                   $35,565              $35,031
    2001                $30,101                   $31,340              $30,740
    2002                $22,561                   $24,417              $24,085



               American Fidelity Dual Strategy Fund
            Average annual total return as of 12/31/02
            ------------------------------------------

                1 Year       5 Years       10 Years
                ------       -------       --------

                -25.05%      -0.01%        8.48%


PRINCIPAL RISKS OF INVESTMENT

Although stocks have a history of long-term growth, they fluctuate in price. Prices go up or down based on changes in a company's financial condition and results of operations as well as factors related to the economy; such fluctuations can be pronounced. Changes in the value of the fund's investments will result in changes in the value of fund shares, thus affecting the fund's total return to investors. You could lose money directing your variable annuity contract payments to the fund.

Dual Strategy and Market Cycles. Different types of stocks (such as growth stocks and value stocks) may shift in and out of favor depending on market and economic conditions. As a result, the performance of the growth-stock portion of the fund's portfolio may be higher or lower than the value-stock portion of the fund's portfolio and vice versa. The fund's dual strategy may potentially limit the downside risk of the fund, but it may also produce more modest gains over the long run than a single investment strategy would.

Growth Stocks. There is a risk that a stock selected for its growth potential will not perform as expected and its price will decline or will not increase.

Value Stocks. A value stock may never reach what the manager believes is its full value, or it may not have been undervalued when purchased. Large company value stocks tend to be less volatile than smaller cap stocks because large companies often have the resources to withstand adverse conditions; however, they may also be slower to react to change.


Foreign Investing. The fund invests in foreign securities solely through the purchase of American Depository Receipts, other depository receipts or ordinary shares only if the shares are U.S. Dollar denominated and publicly traded within the United States. American Depository Receipts generally are securities issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded in the U.S. Markets. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, limits on foreign ownership, and less stringent accounting, reporting and disclosure requirements. In the past, equity securities of foreign markets have had more frequent and larger price changes than those of U.S. markets. The fund typically restricts its investments to large foreign companies, reducing somewhat the general risks of foreign investing.


THE FUND'S MANAGEMENT

American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, OK 73106, is the fund's investment advisor. American Fidelity Assurance Company is an Oklahoma stock life insurance company and is registered as an investment advisor under the Investment Advisers Act of 1940. American Fidelity Assurance Company was the investment advisor of the fund's predecessor from 1968 through 1998.

American Fidelity Assurance Company has engaged two sub-advisors to manage the fund's investment portfolio. The fund's board of directors reviews and must approve the sub-advisors. American Fidelity Assurance Company is responsible for running all of the operations of the fund, except for those subcontracted to the fund's sub-advisors, custodian and pricing service. The fund pays American Fidelity Assurance Company an annual management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of the fund. Out of this fee, American Fidelity Assurance Company pays each sub-advisor a fee for its services.

The fund's sub-advisors make the day-to-day decisions to buy and sell securities for the fund. Each sub-advisor manages a portion of the fund's portfolio using its own investment strategy to achieve the fund's investment goals.

Lawrence W. Kelly & Associates, Inc., 199 South Los Robles Avenue, Suite 850, Pasadena, CA 91101, had $563 million of assets under management and $1.5 billion of assets for which it serves as a consultant as of December 31, 2002. Kelly provided investment advice since 1985 to American Fidelity in the management of its investments, including those held by the fund's predecessor. Kelly was a sub-advisor to the fund and its predecessor from the last quarter of 1995 until November 14, 2002.

Lawrence W. Kelly had primary responsibility for the day-to-day management of the portion of the fund portfolio managed by Kelly. He has 37 years of experience as an investment advisor. He founded Kelly in 1985 and currently serves as its Chairman and Chief Executive Officer.

Todd Investment Advisers, Inc., 101 South Fifth Street, Suite 3160, Louisville, KY 40202, had $2.9 billion of assets under management as of December 31, 2002. Todd Investment has been a sub-advisor to the fund and its predecessor since the last quarter of 1995.

Robert P. Bordogna has primary responsibility for the day-to-day management of the portion of the fund portfolio managed by Todd Investment. He has 34 years of experience as an investment advisor. Bordogna is the President and Chief Executive Officer of the firm and has been with Todd Investment since 1980.

Seneca  Capital  Management  LLC,  909  Montgomery  Street,   Fifth  Floor,  San
Francisco, CA 94133, oversees $12 billion of assets for a national and international client base including individuals and institutions. Seneca has been a sub-advisor to the fund since November 15, 2002.

The fund assets managed by Seneca are managed by a team, which includes portfolio managers, portfolio advisors, research analysts and dedicated traders.

FUND OPERATIONS

Buying and Selling Shares

You cannot buy shares of the fund directly. You may invest indirectly in the fund through your purchase of a variable annuity contract or your participation in a variable annuity contract offered through your employer's retirement plan. The variable annuity contracts are issued by insurance company separate accounts, which buy fund shares based on the instructions they receive from contract owners.

To meet various obligations under the variable annuity contracts, the separate accounts may sell fund shares to generate cash. For example, a separate account may sell fund shares and use the proceeds to pay a contract owner or participant who has requested a partial withdrawal or cancelled a contract.

Redemption of Shares

Generally, the fund will redeem its shares in cash on the next business day after receiving a request for redemption. However, Dual Strategy Fund may suspend your ability to redeem shares and delay the date of payment by more than one day for any period during which (1) the New York Stock Exchange is closed, other than customary weekends or holidays, (2) trading on the Exchange is restricted by the SEC, (3) the SEC has determined that an emergency exists and, as a result, it is not reasonably practical for the fund to dispose of securities or fairly determine the value of its net assets or (4) the SEC permits, by order, suspension or delay for the protection of shareholders.

Pricing Shares

The price of the fund's shares is based on net asset value. The fund's net asset value is determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., Eastern Time. The fund will not value its portfolio securities on the days on which the New York Stock Exchange is closed for trading.

Dual Strategy Fund calculates net asset value per share by dividing the total value of its net assets by the number of its shares outstanding. A person who deposits funds with an investing separate account before 4:00 p.m., Eastern time, on a regular trading day will pay that day's net asset value per share for the investment in Dual Strategy Fund.

The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board of directors. Short-term debt securities having remaining maturities of less than one year are valued by the amortized cost method, which approximates market value.

DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

The fund intends to distribute substantially all of its net investment income and capital gains to American Fidelity Assurance Company, its sole shareholder, through American Fidelity Assurance Company's separate accounts. The fund pays dividends annually and reinvests the proceeds in additional fund shares at net asset value per share. Distributions of any net realized capital gains are made at least annually.

Tax Information

Because you do not own shares of the fund directly, your tax situation is not likely to be affected by the fund's distributions. The separate account and the insurance company which issued your variable annuity contract, as the owner of the fund's shares, may be affected.

You should consult the prospectus of the separate account for a discussion of the federal income tax consequences to variable annuity contract owners.

FINANCIAL HIGHLIGHTS

On January 1, 1999, the fund acquired the investment portfolio of its predecessor, American Fidelity Variable Annuity Fund A, which was a managed separate account. The information below for 1998 relates to the fund's predecessor, American Fidelity Variable Annuity Fund A, and is derived from its financial statements. The remainder of the information relates to American Fidelity Dual Strategy Fund. The 2002 financial statements of Dual Strategy Fund, which were audited by KPMG LLP, are included in the fund's Statement of Additional Information, accompanied by KPMG's report. The fund's Statement of Additional Information is available upon request.


The financial highlights table is intended to help you understand the financial performance of the fund and its predecessor for the past five years. Certain information reflects financial results for a single accumulation unit of the fund and American Fidelity Variable Annuity Fund A. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information does not reflect insurance contract charges and expenses that may be incurred at the separate account level. The total return would be lower if the separate account charges were reflected in the financial highlights.

                                                  Dual Strategy Fund                    Variable Annuity Fund A
                                                Year Ended December 31,                 Year Ended December 31,
                                    ---------------------------------------------       -----------------------
                                       2002        2001         2000         1999(1)              1998
                                       ----        ----         ----         -------              ----
Accumulation Unit value,
  beginning of period               $10.2588     $11.7128     $11.8468    $ 10.0000               $19.463
                                   ---------    ---------    ---------   ----------              --------
Net investment income                 0.0913       0.1070       0.1114       0.1062                 0.023
Net realized and unrealized gain
  (loss) on securities              (2.6572)     (1.4366)     (0.0671)       1.7406                 4.847
                                   ---------    ---------    ---------   ----------              --------
Distributions - Investment Income    (0.726)     (0.1244)     (0.1274)            -                     -
Distributions - Capital Gains              -            -     (0.0509)            -                     -
                                   ---------    ---------    ---------   ----------              --------
  Total Distributions                (0.726)     (0.1244)     (0.1783)
                                   ---------    ---------    ---------
Total from investment operations    (2.6385)     (1.4540)     (0.1340)       1.8468                 4.870
                                   ---------    ---------    ---------   ----------              --------
Accumulation Unit value,
  end of period                      $7.6203     $10.2588     $11.7128     $11.8468               $24.333
                                   =========    =========    =========    =========              ========
Total return (1)                     (25.1%)      (11.4%)         0.4%        18.5%                25.02%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)                   $159,412     $209,014     $233,478     $229,253              $184,548
Ratio of expenses to
  average net assets                    0.5%         0.5%         0.5%         0.5%                 1.46%
Ratio of net income to average
  net assets                         1.0307%      1.0030%      0.9533%      0.9840%                 0.11%
Portfolio turnover rate                52.1%        53.9%        33.3%        37.5%                 40.1%

------------

(1)  Beginning in 1999, total return and ratio of expenses for the fund include  management fee only.  Previous years included management, mortality and expense risk fees under the fund's predecessor, American Fidelity
     Variable Annuity Fund A.


                              FOR MORE INFORMATION

To obtain information:

By telephone Call:
1-800-662-1106

By mail Write to:
American Fidelity
Dual Strategy Fund, Inc.(R)                  More  information  on the  fund  is
P. O. Box 25520                              available    free   upon   request,
Oklahoma City, OK 73125-0520                 including the following:

By E-mail Send your request to:              Annual/Semiannual Report
va.help@af-group.com
                                             Additional  information  about  the
On the Internet: Text-only versions          fund's  investments is available in
of  fund  documents  can be  viewed          the fund's  annual  and  semiannual
online or downloaded from the SEC's          reports  to  shareholders.  In  the
web site: http://www.sec.gov                 annual  report,  you  will  find  a
                                             discussion of market conditions and
You  may  also  obtain  information          investment      strategies     that
about  the  fund,   including   the          significantly  affected  the fund's
Statement       of       Additional          performance  during its last fiscal
Information,  by visiting the SEC's          year.
Public     Reference     Room    in
Washington,  DC. Information on the          Statement of Additional Information
operation  of the Public  Reference
Room may be obtained by calling the          The    Statement   of    Additional
SEC at  1-202-942-8090.  Copies  of          Information  provides  more details
reports and other information about          about the fund and its policies.  A
the fund may be  obtained by paying          current   Statement  of  Additional
a duplicating  fee and sending your          Information is on file with the SEC
request and fee to the SEC's Public          and is  incorporated  by  reference
Reference Section,  Washington,  DC          into this prospectus.
20549-0102 or by electronic request
to publicinfo@sec.gov.                       SEC file number: 811-08873

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.(R)

                                TABLE OF CONTENTS
                     OF STATEMENT OF ADDITIONAL INFORMATION


Introduction.........................................................1
Investment goals and policies........................................1
Management...........................................................4
Investment advisory and other services...............................8
Portfolio transactions..............................................13
Capital stock.......................................................15
Federal tax matters.................................................16
Underwriter.........................................................19
Performance data....................................................19
Custodian, independent accountants and counsel......................20
Financial statements................................................20

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.(R)

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2003


                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2003

     This Statement of Additional Information is not a prospectus, but it relates to the prospectus of American Fidelity Dual Strategy Fund, Inc.(R) dated May 1, 2003. You may get a free copy of the prospectus or Dual Strategy Fund's most recent annual and semi-annual reports by contacting Dual Strategy Fund by mail, telephone or e-mail.

      write to us at:              call us at:               e-mail us at:
      ---------------              -----------               -------------
      P.O. Box 25520             1-800-662-1106           va.help@af-group.com
Oklahoma City, OK 73125-0520



                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2003


                                TABLE OF CONTENTS

                                                                  Page
                                                                  ----

Introduction........................................................1

Investment goals and policies.......................................1

Management..........................................................4

Investment advisory and other services..............................6

Portfolio transactions..............................................9

Capital stock......................................................10

Federal tax matters................................................11

Underwriter........................................................14

Performance data...................................................14

Custodian, independent accountants and counsel.....................15

Financial statements...............................................15


                                  INTRODUCTION

     American Fidelity Dual Strategy Fund, Inc.(R) is an open-end, diversified, management investment company established as a Maryland corporation on March 18, 1998. Dual Strategy Fund is the successor to American Fidelity Variable Annuity Fund A, which was a separate account of American Fidelity Assurance Company that managed its own investment portfolio. The original inception date for Variable Annuity Fund A was January 1, 1970. Variable Annuity Fund A was converted from a management investment company into a unit investment trust identified as "Separate Account A." Separate Account A became effective January 1, 1999, and the assets of Variable Annuity Fund A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund.

     Shares of Dual Strategy Fund are offered only to variable annuity separate accounts established by insurance companies to fund variable annuity contracts.

     American Fidelity Assurance Company serves as Dual Strategy Fund's investment advisor. American Fidelity Assurance Company has engaged Seneca Capital Management LLC and Todd Investment Advisers, Inc. to serve as sub-advisors to Dual Strategy Fund and provide day-to-day portfolio management for Dual Strategy Fund. Prior to November 15, 2002, when Seneca began serving as one of the Fund's sub-advisors, Lawrence W. Kelly & Associates, Inc. served with Todd Investment as the Fund's sub-advisors.

                          INVESTMENT GOALS AND POLICIES

Investment Goals

     Dual Strategy Fund's primary investment goal is long-term capital growth. Its secondary investment goal is the production of income.

Fund Policies

     Dual Strategy Fund has adopted the fundamental policies listed below. These policies cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of Dual Strategy Fund. A "majority of the outstanding voting securities" under the Investment Company Act of 1940, means the lesser of (i) 67% or more of the outstanding voting securities of Dual Strategy Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of Dual Strategy Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of Dual Strategy Fund.

     (1) Dual Strategy Fund will not invest more than 5% of the value of its assets in securities of any one issuer, except obligations of the U.S. Government and instrumentalities thereof.

     (2) Dual Strategy Fund will not acquire more than 10% of the voting securities of any one issuer.

     (3) Dual Strategy Fund will not invest more than 25% of the value of its assets in any one industry.

     (4) Dual Strategy Fund will not borrow any money except that it reserves the right to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of its assets and that there always will be asset coverage of at least 300% for all outstanding borrowings of Dual Strategy Fund.

     (5) Dual Strategy Fund will not act as an underwriter of securities of other issuers, except to the extent that Dual Strategy Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities.

     (6) Dual Strategy Fund will not invest more than 10% of the value of its assets in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under Federal or state securities laws.

     (7) Dual Strategy Fund will not effect the purchase of commodities or commodity contracts.

     (8) Dual Strategy Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

     (9) Dual Strategy Fund will not make any loans except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed.

     (10) Dual Strategy Fund will not invest in the securities of a company for the purpose of exercising management or control.

     (11) Although it is not intended that investments be made in securities of other investment companies, Dual Strategy Fund may make such investments up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

     (12) Dual Strategy Fund will only invest in repurchase agreements in the top thirty-five U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and Dual Strategy Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

     (13) Dual Strategy Fund will not effect the short sales of securities.

     (14) Dual Strategy Fund will not make purchases on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (15) Dual Strategy Fund will not make investments in high-yield or non-investment grade bonds.

     (16) Dual Strategy Fund will limit its investments in the equity securities of foreign issuers to American Depositary Receipts, other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Dual Strategy Fund will not invest more than 35% of its assets in foreign issuers. In addition, Dual Strategy Fund will not invest more than 20% of its assets in issuers of any one foreign country.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the value of assets will not constitute a violation of that restriction.

     Dual  Strategy   Fund  has  also  adopted  the  following   non-fundamental
investment policies:

     (1) Dual Strategy Fund should generally conform to the issuer guidelines noted below with exceptions noted at the time of recommendation and variances reviewed annually:

          o    $150,000,000 or more in assets,

          o    Operational for at least 10 years, and

          o    $50,000,000 or more in stockholders' equity.

     (2) Although Dual Strategy Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation.

     (3)  Dual   Strategy   Fund   will  not   invest  in  the   securities   of
tobacco-producing companies.

Temporary Investments

     A sub-advisor may determine that pursuing its investment strategy is inconsistent with the best interest of Dual Strategy Fund's shareholders as a result of current market and economic conditions. In this case, for temporary defensive purposes, Dual Strategy Fund may invest its assets in securities which are a direct obligation or guaranteed by the United States government and bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors.

                                   MANAGEMENT

Directors and Officers

     Information about each director and officer of Dual Strategy Fund is set forth below. Dual Strategy Fund's Board of Directors is responsible for overseeing the management of Dual Strategy Fund, including the establishment and supervision of Dual Strategy Fund's investment goals and policies, reviewing and approving Dual Strategy Fund's contracts and other arrangements, and monitoring Dual Strategy Fund's performance and operations. The officers of Dual Strategy Fund supervise daily business operations.

                                 Position(s) Held with Fund;         Principal Occupation(s)
Name, Address and Age(1)         Length of Time Served               During Past 5 Years/Other Directorships
------------------------         ---------------------               ---------------------------------------
Interested Directors (2)
------------------------

John W. Rex, 69                  Chairman of the Board, President    Director  and   President,   American   Fidelity
2000 N. Classen Boulevard        and Treasurer - 5 years (3)(4)      Assurance  Company;  Director and Executive Vice
Oklahoma City, OK 73106                                              President, American Fidelity Corporation

Daniel D. Adams, Jr., 60         Director and                        Vice President and Investment Officer,  American
5101 N. Classen, Suite 610       Secretary - 5 years (3)(4)          Fidelity    Assurance   Company   and   American
Oklahoma City, OK 73118                                              Fidelity Corporation

David R. Carpenter, 52           Senior Vice President               Executive  Vice  President,   American  Fidelity
2000 N. Classen Boulevard                                            Corporation;   Executive   Vice   President  and
Oklahoma City, OK  73106                                             Treasurer,  American Fidelity Assurance Company;
                                                                     Chairman,  President,  Chief Executive  Officer,
                                                                     Treasurer and Chief Financial Officer,  American
                                                                     Fidelity Securities, Inc.

Kenneth D. Klehm, 61             Senior Vice President               Senior   Vice   President,   American   Fidelity
2000 N. Classen Boulevard                                            Assurance   Company;   Senior  Vice   President,
Oklahoma City, OK  73106                                             Treasurer,   Controller   and  Chief   Financial
                                                                     Officer, American Fidelity Corporation


Other Directors
---------------

Jean G. Gumerson, 80             Director - 5 years (3)(4)           President and Chief Executive  Officer Emeritus,
711 Stanton L. Young Blvd.,                                          Presbyterian Health
Suite 604
Oklahoma City, OK 73104

Gregory M. Love, 41              Director - 5 years (3)(4)           President, Love's Travel Stops & Country
P.O. Box 26210                                                       Stores, Inc.
Oklahoma City, OK 73126

J. Dean Robertson, D.D.S.,       Director - 5 years (3)(4)           Private practice in pediatric dentistry;
  M.Ed., 85                                                          Professor Emeritus, University of Oklahoma,
5222 North Portland                                                  College of Dentistry
Oklahoma City, OK 73112

G. Rainey Williams, Jr., 42      Director - 5 years (3)(4)           President, Marco
6301 N. Western                                                      Holding Corporation
Suite 200
Oklahoma City, OK 73118

---------------

(1)  As of May 1, 2003.

(2)  "Interested  person" of Dual Strategy Fund under Section  2(a)(19) of the Investment  Company Act of 1940 due to
     position as officer of the Fund.

(3)  Officer  and/or member of Dual Strategy Fund Board of Directors  since the Fund's  establishment  in March 1998;
     previously officer and/or member of Board of Managers of Variable Annuity Fund A, the Fund's predecessor.

(4)  Pursuant to Dual Strategy Fund's Bylaws and the General  Corporation Law of Maryland,  the Fund's  directors may serve without  re-election  until a majority of the Board's members serve by  appointment,  or otherwise are not elected by the Fund's shareholders.

     Dual Strategy Fund's Board of Directors has established the following standing committees:

       Audit Committee                             Investment Committee
       ---------------                             --------------------
Members:                                Members:

   Gregory M. Love                         Daniel D. Adams, Jr.
   G. Rainey Williams                      John W. Rex

The Audit Committee's function is The Investment Committee's function to consider and recommend is to generally oversee investment independent auditors, review activity of the Fund and make
significant accounting policies and     policy     decisions     concerning
annual  financial  statements,  and     investment objectives.
review  and  make   recommendations
regarding   internal  controls  and     The  investment  committee  met  14
financial reporting practices.          times in 2002.

The audit committee met one time in
2002.



     No officer or director of Dual Strategy Fund or American Fidelity Assurance Company receives any remuneration from Dual Strategy Fund. Dual Strategy Fund's officers receive compensation from American Fidelity Assurance Company. Members of Dual Strategy Fund's Board of Directors who are not employees of American Fidelity Assurance Company receive a fee of $750 from American Fidelity Assurance Company for each Dual Strategy Fund board meeting attended and also receive a $6,000 annual retainer. Members of the Audit Committee receive $750 for each committee meeting attended.

Control Persons


     A shareholder that owns more than 25% of Dual Strategy Fund's voting securities may be deemed to be a "control person," as defined in the Investment Company Act of 1940, of Dual Strategy Fund. American Fidelity Assurance Company, an Oklahoma corporation, is the sole shareholder of record of Dual Strategy Fund. The only person known by Dual Strategy Fund to own beneficially 5% or more of the Fund's shares is American Fidelity Companies Employee Savings Plan Trust (5.16% as of April 1, 2003). The Trust's address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

     The only officers or directors of Dual Strategy Fund who beneficially own shares of Dual Strategy Fund are Messrs. Adams, Rex, Carpenter and Klehm. They are participants in the Trust and therefore beneficially own Dual Strategy Fund shares. Their beneficial ownership percentage, together, as of April 1, 2003, was less than one percent.

     Following is the dollar range of Dual Strategy Fund equity securities beneficially owned by the directors of the Fund:

                                                  Aggregate Dollar Range of
                                                   Equity Securities in All
                                                    Registered Investment
                                                    Companies Overseen by
                         Dollar Range of Equity     Director in Family of
Interested Directors     Securities in the Fund     Investment Companies
--------------------     ----------------------     --------------------

Daniel D. Adams, Jr.        $10,001 - $50,000        $10,001 - $50,000
John W. Rex                 $50,000 - $100,000       $50,000 - $100,000


                                                  Aggregate Dollar Range of
                                                   Equity Securities in All
                                                    Registered Investment
                                                    Companies Overseen by
                         Dollar Range of Equity     Director in Family of
   Other Directors       Securities in the Fund     Investment Companies
--------------------     ----------------------     --------------------

Jean G. Gumerson                $-0-                       $-0-
Gregory M. Love                 $-0-                       $-0-
Dean Robertson                  $-0-                       $-0-
G. Rainey Williams, Jr.         $-0-                       $-0-


                     INVESTMENT ADVISORY AND OTHER SERVICES

     The following information supplements and should be read in conjunction with the section in Dual Strategy Fund's prospectus captioned "Dual Strategy Fund's Management."

INVESTMENT ADVISOR

General

     American Fidelity Assurance Company provides management services and serves as the investment advisor to Dual Strategy Fund pursuant to an Amended and
Restated Management and Investment Advisory Agreement. Under the Amended and Restated Agreement, American Fidelity Assurance Company assumes overall responsibility, subject to the supervision of the Fund's Board of Directors, for administering all operations of Dual Strategy Fund, including monitoring and evaluating the management of Dual Strategy Fund's portfolio by the sub-advisors on an ongoing basis. American Fidelity Assurance Company provides or arranges for the provision of the overall business management and administrative services necessary for Dual Strategy Fund's operations. American Fidelity Assurance Company is also responsible for overseeing Dual Strategy Fund's compliance with the requirements of applicable law and conformity with Dual Strategy Fund's investment goals and policies, including oversight of the sub-advisors.

Fees

     For its services to Dual Strategy Fund, American Fidelity Assurance Company receives a management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of Dual Strategy Fund. American Fidelity Assurance Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, stationery, supplies, the expenses of printing and distributing any prospectuses, reports or sales literature in connection with the sale of Dual Strategy Fund shares, salaries and other compensation of Dual Strategy Fund's directors and officers, costs of shareholder reports and meetings, costs of any independent pricing service, the cost of any advertising, the sub-advisors' fees, custodian fees, legal and auditing fees, registration and filing fees, and all ordinary expenses incurred in the ordinary course of business.

     American Fidelity Assurance Company received investment and management fees from Dual Strategy Fund of $1,142,927, $1,067,506 and $911,399 in 2000, 2001 and
2002, respectively.

Board Approval

     The Amended and Restated Advisory Agreement was approved for Dual Strategy Fund by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, on January 29, 2003 and will be submitted for approval by Dual Strategy Fund's shareholders on April 11, 2003. The Amended and Restated Advisory Agreement will remain in effect from year to year, provided that it will not continue for more than two years unless such continuance is approved at least annually by Dual Strategy Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting on such approval.

Original Advisory Agreement

     The Board of Directors approved the Fund's original Management and Investment Advisory Agreement with American Fidelity Assurance Company after consideration of the following factors:

     o    Dual Strategy Fund's investment performance;

     o the nature and quality of the services performed for the Fund, pursuant to the agreement, including the adequacy of American Fidelity Assurance Company's staff, systems, resources and supervision of sub-advisors;

     o the advisory fees paid and proposed to be paid pursuant to the agreement compared to fees paid to investment advisors of other funds; and

     o the expenses American Fidelity Assurance Company agreed to assume on behalf of the Fund.

     In approving the continuance of the original Advisory Agreement prior to approving the Amended and Restated Advisory Agreement, the Board considered (1) comparative data as to investment performance, advisory fees and other fees, including fee and expense ratios of funds similar to Dual Strategy Fund; (2) the scope of American Fidelity Assurance Company's management activities, and (3) the nature and quality of the services provided pursuant to the agreement, including the adequacy of staffing, systems and other resources that provide assurances of continued high quality service.

Amended and Restated Advisory Agreement

     The Amended and Restated Advisory Agreement differs from the original Advisory Agreement in only two material respects. First, the amended agreement includes a new provision that requires American Fidelity Assurance Company to reimburse the Fund for any expenses incurred by the Fund in connection with its indemnification agreements with the Fund's directors. Second, the amended agreement contains a revised provision that requires American Fidelity Assurance Company to compensate the Fund's personnel, officers and directors, regardless of whether those people are also employees of American Fidelity Assurance Company. Neither of the changes resulted in an increase in the Fund's fees.

     In approving the Amended and Restated Advisory Agreement, the Fund's Board of Directors took into consideration the following factors:

     o the importance of the Fund's indemnification agreements with its directors and the impact it would have on the Fund's assets if the Fund did not receive reimbursement in the event it incurs expenses in connection with the indemnification agreements;

     o the current practice of American Fidelity Assurance Company to pay the Fund's personnel, officers and directors, regardless of whether those people are also employees of American Fidelity Assurance Company, and despite the fact that the original Advisory Agreement did not require such action;

     o the fact that the amendments to the original Advisory Agreement did not result in an increase in the Fund's fees;

     o the fact that all other material provisions of the original Advisory Agreement remained unchanged; and

     o the independence of the Fund's directors who are not "interested persons" of the Fund or American Fidelity Assurance Company, and the ability of the non-interested directors to maintain their independence from the Fund and American Fidelity Assurance Company.

     The Amended and Restated Advisory Agreement is terminable without penalty, on 60 days' notice, by Dual Strategy Fund's Board of Directors or by the vote of the holders of a majority of Dual Strategy Fund's shares. American Fidelity Assurance Company, the investment advisor, may not terminate the Amended and Restated Advisory Agreement without the approval of a new investment advisory agreement by a majority of the outstanding voting securities of Dual Strategy Fund. The Amended and Restated Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.

Control of Investment Advisor

     American Fidelity Corporation is the parent of American Fidelity Assurance Company. American Fidelity Corporation is controlled by Cameron Enterprises A Limited Partnership, a family investment partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.

SUB-ADVISORS

General

     American Fidelity Assurance Company has contracted with Seneca Capital Management LLC and Todd Investment Advisers, Inc. to serve as sub-advisors and provide day-to-day portfolio investment management services to Dual Strategy Fund. Prior to November 15, 2002, when Seneca began serving as one of the Fund's sub-advisors, Lawrence W. Kelly & Associates, Inc. served with Todd Investment as the Fund's sub-advisors.

Fees

     American Fidelity Assurance Company pays the Fund's sub-advisory fees. Pursuant to their respective sub-advisory agreements:

     o Lawrence W. Kelly & Associates received an annual fee of 0.30% of Dual Strategy Fund's assets under its management prior to its termination;

     o Seneca received 0.30% of Dual Strategy Fund's assets under its management until April 14, 2003, at which time the annual fee paid to Seneca increased to 0.42% of Dual Strategy Fund's assets under its management; and

     o Todd Investment receives 0.30% on those Dual Strategy Fund assets under its management which exceed $100 million; otherwise, the fee is 0.38%.

The sub-advisors' fees are payable quarterly and are calculated on the value of Dual Strategy Fund assets on the last trading day of each calendar quarter.

     In 2000, 2001 and 2002, American Fidelity Assurance Company paid Lawrence Kelly $352,605, $284,240 and $240,879, respectively, and Todd Investment $434,772, $417,442 and $352,508, respectively. American Fidelity Assurance Company paid Seneca sub-advisory fees of $28,034 for the period between November 15, 2002 and December 31, 2002.

Board Approval

     The Investment Sub-Advisory Agreements with Lawrence W. Kelly and Associates and Todd Investment Advisors were approved for Dual Strategy Fund by the Fund's Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, on September 18, 1998 and by the sole shareholder of Dual Strategy Fund on December 22, 1998. An amendment to the Todd Investment agreement lowering the fee on assets exceeding $100 million was approved by Dual Strategy Fund's Board of Directors on March 30, 2001.

     The Lawrence Kelly sub-advisory agreement was terminated on November 14, 2002. The Seneca sub-advisory agreement became effective on November 15, 2002. The Investment Sub-Advisory Agreement with Seneca was approved for Dual Strategy Fund by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, on November 6, 2002 and by the beneficial owners of Dual Strategy Fund's shares on April 11, 2003.

     Prior to selecting Seneca to replace the terminated sub-advisor, the Fund's Board of Directors reviewed performance assessments of potential sub-advisors based on the Fund's mathematical scoring system and evaluated presentations made by representatives of management of the potential sub-advisors. Among other things, the Board considered personnel, performance, management style and operations, and strengths and weaknesses of the potential sub-advisors.

     For purposes of reviewing and approving Seneca Capital Management as the sub-advisor best suited to replace the previous sub-advisor, the Fund's Board of Directors, including the independent directors, evaluated a number of factors, including:

     o the nature and quality of the services furnished by Seneca, including adequacy of staffing, systems and other resources that provide assurances that Seneca will be able to furnish high quality services to the Fund;

     o    the scope of Seneca's portfolio management activities; and

     o comparative data as to investment performance, advisory fees and other fees, including fee and expense ratios of funds similar to the Fund.

     The Todd Investment sub-advisory agreement was approved for continuance most recently on November 6, 2002 after consideration of:

     o comparative data as to investment performance, advisory fees and other fees, including fee and expense ratios of funds similar to Dual Strategy Fund;

     o    the scope of the sub-advisor's portfolio management activities; and

     o the nature and quality of services provided, including adequacy of staffing, systems and other resources that provide assurances that the sub-advisor will continue to furnish high quality services to the Fund.

     The agreements with Seneca and Todd Investment Advisors will remain in effect from year to year provided such continuance is approved at least annually by Dual Strategy Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons by vote cast in person at a meeting called for the purpose of voting on such approval. Each agreement is terminable without penalty, on 30 days notice, by American Fidelity Assurance Company, Dual Strategy Fund's Board of Directors or by the vote of the holders of a majority of Dual Strategy Fund's shares or, upon 30 days notice, by the sub-advisor. Each sub-advisor's agreement will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.

Control of Sub-Advisors

     Todd Investment Advisers, Inc. is a wholly-owned subsidiary of The Western and Southern Financial Group. Phoenix Investment Partners, Ltd. is the principal owner of Seneca Capital Management LLC, owning 68.4% of the company. Phoenix
Investments Partners, Ltd. is a wholly-owned subsidiary of The Phoenix Companies, Inc.

CODE OF ETHICS

     Dual Strategy Fund, its investment advisor, American Fidelity Assurance Company, and its principal underwriter, American Fidelity Securities, Inc., each has adopted a code of ethics under Rule 17j-1 of the Investment Company Act. Dual Strategy Fund's sub-advisors have also adopted codes of ethics. Each of these codes of ethics permits personnel subject to the codes to invest in securities; however, personnel subject to the codes are subject to certain restrictions when purchasing securities that may be purchased or held by Dual Strategy Fund.


                             PORTFOLIO TRANSACTIONS

     Seneca Capital Management and Todd Investment Advisors are responsible for decisions to buy and sell securities for Dual Strategy Fund, the selection of brokers to effect transactions and the negotiation of brokerage commissions, in each case with respect to Dual Strategy Fund securities under the respective sub-advisor's management. Neither sub-advisor nor any of its respective affiliates may act as a broker for Dual Strategy Fund securities transactions.

     In selecting brokers to effect portfolio transactions, Seneca uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Seneca reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by Seneca in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Seneca may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, Seneca may cause clients to pay a broker which provides brokerage and research services to Seneca a higher brokerage commission than would have been charged by another broker which was not providing such services. Seneca makes decisions as to which broker or dealer to use to execute client transactions on a transaction-by-transaction basis. Securities may be purchased from primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Seneca may aggregate the orders of some or all of its clients, where it determines that the aggregation is consistent with its obligation to provide orderly and efficient execution of transactions for its clients. Seneca has adopted a policy of aggregating portfolio transactions to minimize the risk that any one client could be systematically advantaged or disadvantaged in connection with the aggregation and to insure that all clients are treated fairly in the aggregation and allocation of portfolio transactions.

     In selecting brokers to effect portfolio transactions, Todd Investment uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Todd Investment reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by Todd Investment in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Todd Investment may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, Todd Investment may cause clients to pay a broker which provides brokerage and research services to Todd Investment a higher brokerage commission than would have been charged by another broker that was not providing such services.

     Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

     In 2000, 2001 and 2002, Dual Strategy Fund paid brokerage commissions of $131,084, $142,679 and $271,589, respectively.

                                  CAPITAL STOCK

     Each issued and outstanding share of common stock of Dual Strategy Fund is entitled to participate equally in dividends and distributions declared for Dual Strategy Fund's stock and, upon liquidation or dissolution, in Dual Strategy Fund's net assets remaining after satisfaction of outstanding liabilities. The outstanding shares of Dual Strategy Fund are fully paid and non-assessable and have no preemptive or conversion rights.

     Under normal circumstances, subject to the reservation of rights explained below, Dual Strategy Fund will redeem shares in cash on the next business day after it receives a request to redeem such shares. However, the right of a shareholder to redeem shares and the date of payment by Dual Strategy Fund may be suspended for more than a day for any period during which the New York Stock Exchange is closed, other than customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for Dual Strategy Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

     Under Maryland law, Dual Strategy Fund is not required to hold annual shareholder meetings and does not intend to do so. At any special meeting, shareholders present or represented by proxy at the meeting are entitled to one vote for each share held.

                               FEDERAL TAX MATTERS

     The following information supplements and should be read in conjunction with the section in Dual Strategy Fund's Prospectus captioned "Distributions and Taxes."

     The following is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change.

FEDERAL INCOME TAX STATUS

Regulated Investment Company

     Dual Strategy Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If the fund qualifies as a regulated investment company, the fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders.

     To qualify as a regulated investment company under the Code for a taxable year, the fund must (i) be registered under the Investment Company Act of 1940 at all times during the taxable year (see "Registration" below), (ii) have in effect an election to be a regulated investment company at all times during the taxable year (see "Election" below), (iii) derive at least 90% of its gross income from certain sources (see "Sources of Gross Income" below), and (iv) diversify its assets in accordance with certain requirements (see "Diversification of Assets" below).

     To be treated as a regulated investment company under the Code for a taxable year, the fund must (i) distribute dividends to its shareholders in accordance with certain requirements (see "Distribution of Dividends" below), and (ii) have, at the close of such taxable year, no earnings and profits accumulated in any taxable year to which the provisions of the Code pertaining to regulated investment companies did not apply (see "Earnings and Profits" below).

     This disclosure assumes that Dual Strategy Fund will qualify and be treated as a regulated investment company under the Code for each taxable year.

Registration

     The Dual Strategy Fund can qualify as a regulated investment company under the Code if it is registered under the Investment Company Act of 1940 as a management company. The fund is currently registered under the Investment Company Act of 1940 as a management company and intends to continue such registration in future tax years.

Election

     To qualify as a regulated investment company under the Code, the fund must file with its federal income tax return an election to be a regulated investment company. The fund intends to file such an election with its federal income tax return for the tax year ended December 31, 2002 and intends to maintain such election for future tax years.

Sources of Gross Income

     To qualify as a regulated investment company under the Code for a taxable year, Dual Strategy Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. The fund expects that at least 90% of its gross income for each taxable year will be derived from these types of income.

Diversification of Assets

     To qualify as a regulated investment company under the Code for a taxable year, the fund must have:

     (1) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets represented by cash, cash items (including receivables), United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not exceed 5% of the value of the fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer; and

     (2) not more than 25% of the value of the fund's total assets invested in the securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which Dual Strategy Fund controls and which are determined, under the Treasury Regulations, to be engaged in the same or similar trades or businesses or related trades or businesses.

Distribution of Dividends

     To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must pay dividends equal to at least 90% of its investment company taxable income and 90% of its net tax-exempt income.

     A distribution will be treated as paid on December 31 of the current calendar year if it is declared by Dual Strategy Fund in October, November or December with a record date in such a month and paid by Dual Strategy Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Earnings and Profits

     To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must not have, as of the close of such taxable year, earnings and profits accumulated in any taxable year to which the provisions under the Code relating to regulated investment companies did not apply.

STATE INCOME TAX STATUS

     The Dual Strategy Fund is organized as a Maryland corporation. Under Maryland tax law, the fund is not liable for any income or franchise tax in the State of Maryland if the fund qualifies as a regulated investment company under the Code and does not have taxable income for federal income tax purposes.

TAXATION OF VARIABLE ANNUITY CONTRACTS

     For a discussion of the tax consequences of variable annuity contracts, you should refer to the accompanying separate account prospectus.

                                   UNDERWRITER

     Dual Strategy Fund's shares are offered on a continuous basis by American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company. American Fidelity Securities is the sole underwriter for Dual Strategy Fund. American Fidelity Securities is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C. American Fidelity Securities receives no compensation for the sale of Dual Strategy Fund shares; however, it does receive underwriting commissions in connection with its role as underwriter of American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.

                                PERFORMANCE DATA

     The following  information  supplements  and should be read in  conjunction
with  the  section  in  Dual  Strategy   Fund's   prospectus   captioned   "Past
Performance."

     From time to time, Dual Strategy Fund may include quotations of its performance in advertisements, shareholder reports or sales literature, if accompanied by the performance of your separate account.

     Dual Strategy Fund's total return for the twelve months ended December 31, 2002 was -25.05%, and the average annual total returns over the one, five and ten year periods ended December 31, 2002 were -25.05%, -0.01% and 8.48%, respectively. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         P(1+T)n=ERV

         Where:

             P   =  a hypothetical initial investment of $1,000

             T   =  average annual total return

             n   =  number of years

           ERV   =  ending redeemable value of a hypothetical $1,000
                    investment made at the beginning of the one, five or ten-year period at the end of the one, five and ten-year periods.

     Any  performance   data  quoted  for  Dual  Strategy  Fund  will  represent
historical performance and should not be considered representative of the performance of Dual Strategy Fund in the future. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

     As the successor to Variable Annuity Fund A, Dual Strategy Fund treats the historical performance data of Variable Annuity Fund A as its own for periods prior to January 1, 1999. In computing returns for these periods, Dual Strategy Fund deducts only the type of charge currently imposed by Dual Strategy Fund (i.e., the management fee under the Fund's agreement with its investment advisor). Dual Strategy Fund's performance data, both before January 1, 1999 and from that date forward, do not reflect any sales, insurance or other charges imposed at the separate account level under the annuity contracts supported by Dual Strategy Fund. These factors and possible differences in the methods used to calculate average annual total return should be considered when comparing the returns of Dual Strategy Fund to returns published for other investment companies or other investment vehicles.

     In communicating with current or prospective shareholders, Dual Strategy Fund may also compare its performance to the performance of:

     o    other mutual funds tracked by mutual fund rating services;

     o    various indexes, such as the S&P 500 and the Russell 1000(R); and

     o    investments for which reliable performance data are available.

     The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for commissions or administrative and management costs. Dual Strategy Fund's performance may be compared to averages, performance rankings or other information prepared by recognized mutual fund statistical services. Evaluations of Dual Strategy Fund's performance made by independent sources may also be used in advertisements concerning Dual Strategy Fund.

                 CUSTODIAN, INDEPENDENT ACCOUNTANTS AND COUNSEL

     InvesTrust, N.A., 5101 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts a custodian of the cash, securities and other assets of Dual Strategy Fund, as required by the Investment Company Act of 1940. Under its agreement with Dual Strategy Fund, InvesTrust, which is an indirect subsidiary of American Fidelity Corporation, holds Dual Strategy Fund's portfolio securities and keeps all necessary accounts and records. American Fidelity Assurance Company, the fund's investment advisor, pays all of InvesTrust's compensation for its services as custodian. InvesTrust receives a monthly fee of $3.00 for each depository-eligible issue ($5.00 for each non-eligible issue), transaction fees ranging from $8.00 to $15.00 per transaction for depository-eligible issues ($25.00 for physical issues) and a $15.00 fee for each wire transfer. InvesTrust also receives an annual base fee of $600.00.

     This Statement of Additional Information contains financial statements for Dual Strategy Fund. KPMG LLP, 700 Oklahoma Tower, 210 Park Avenue, Oklahoma City, Oklahoma 73102 serves as independent public accountants for Dual Strategy Fund.

     McAfee & Taft A Professional Corporation, 10th Floor, Two Leadership Square, 211 North Robinson, Oklahoma City, Oklahoma 73102-7103, serves as counsel to Dual Strategy Fund.

                              FINANCIAL STATEMENTS

         Following are the financial statements of Dual Strategy Fund.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                              Financial Statements

                                December 31, 2002

                   (With Independent Auditors' Report Thereon)



                          Independent Auditors' Report


Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        KPMG LLP


Oklahoma City, Oklahoma
January 17, 2003

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                       Statement of Assets and Liabilities
                               December 31, 2002

Cash                                                              $     62,878
Investments, at market value (cost $191,133,607)                   160,738,070
Accrued interest and dividends                                         220,813
Accounts receivable for securities sold                              1,645,051
                                                                  ------------
       Total assets                                                162,666,812
                                                                  ------------
Accounts payable for securities purchased                            3,255,209
                                                                  ------------
       Total liabilities                                             3,255,209
                                                                  ------------
       Net assets                                                 $159,411,603
                                                                  ============
Composition of net assets:
     Net capital paid in on shares of capital stock               $210,786,935
     Undistributed net investment income                             1,672,893
     Accumulated net realized losses                               (22,652,688)
     Unrealized depreciation on investments                        (30,395,537)
                                                                  ------------

       Net assets (equivalent to $7.62 per share
        based on (20,919,366 shares of capital
        stock outstanding)                                        $159,411,603
                                                                  ============

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                             Statement of Operations
                          Year ended December 31, 2002
Investment income:
     Income:
        Dividends (net of foreign taxes paid of $13,371)          $  2,716,471
        Interest                                                        83,366
                                                                  ------------
                                                                     2,799,837
     Expenses:
        Investment advisory fees (note 2)                              911,399
                                                                  ------------
             Net investment income                                   1,888,438
                                                                  ------------
Realized losses on investments:
     Proceeds from sales                                            92,891,117
     Cost of securities sold                                       105,040,578
                                                                  ------------
            Net realized losses on investments                     (12,149,461)
                                                                  ------------
Unrealized depreciation on investments:
     End of year                                                   (30,395,537)
     Beginning of year                                             (12,469,623)
                                                                  ------------
            Increase in unrealized depreciation on investments     (42,865,160)
                                                                  ------------
            Net decrease in net assets resulting from operations  $(53,126,183)
                                                                  ============

See accompanying notes to financial statements.

                            AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                Statements of Changes in Net Assets
                              Years ended December 31, 2002 and 2001
                                                                     2002              2001
                                                                ---------------   ---------------
Decrease in net assets from operations:
    Net investment income                                         $   1,888,438     $  2,149,862
    Net realized losses on investments                              (12,149,461)      (5,510,867)
    Increase in unrealized depreciation on investments              (42,865,160)     (23,267,349)
                                                                  -------------     ------------
        Net decrease in net assets resulting
           from operations                                          (53,126,183)     (26,628,354)
                                                                  -------------     ------------
Distributions to shareholders (note 3):
    Investment income                                                (1,500,000)      (2,500,000)
    Long-term capital gains                                               --               --
                                                                  -------------     ------------
        Total distributions to shareholders                          (1,500,000)      (2,500,000)

Changes from capital stock transactions (note 4)                      5,023,287        4,664,466
                                                                  -------------     ------------
         Decrease in net assets                                     (49,602,896)     (24,463,888)

Net assets, beginning of year                                       209,014,499      233,478,387
                                                                   ------------     ------------
Net assets, end of year                                            $159,411,603     $209,014,499
                                                                   ============     ============
Undistributed net investment income                                $  1,672,893     $  1,284,455


See accompanying notes to financial statements.

                                            AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                                       Financial Highlights
                                                                      2002              2001             2000            1999
                                                                  ------------     ------------     ------------    ------------

Net investment income                                             $     0.0913     $     0.1070     $     0.1114    $     0.1062
Net realized and unrealized (losses) gains from securities             (2.6572)         (1.4366)         (0.0671)         1.7406
                                                                  ------------     ------------     ------------    ------------
                                                                       (2.5659)         (1.3296)          0.0443          1.8468
Distributions - investment income                                      (0.0726)         (0.1244)         (0.1274)           --
Distributions - capital gains                                            --               --             (0.0509)           --
                                                                  ------------     ------------     ------------    ------------
Net (decrease) increase in net asset unit value                        (2.6385)         (1.4540)         (0.1340)         1.8468
Net asset unit value, beginning of period                              10.2588          11.7128          11.8468         10.0000
                                                                  ------------     ------------     ------------    ------------
       Net asset unit value, end of period                        $     7.6203          10.2588          11.7128         11.8468
                                                                  ============     ============     ============    ============
Net assets outstanding, end of period                             $159,411,603     $209,014,499     $233,478,387    $229,253,412

Ratios:
     Ratio of expenses to average net assets                            0.5000%          0.5000%          0.5000%         0.5000%
     Ratio of net investment income to average net assets               1.0307%          1.0030%          0.9533%         0.9840%
     Portfolio turnover rate                                              52.1%            53.9%            33.3%           37.5%
     Total return (1)                                                    (25.1)%          (11.3)%            0.4%           18.5%


(1)  Total return  figures do not reflect  charges  pursuant to the terms of the variable  annuity  contracts  funded by separate accounts that invest in the Fund's shares.

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                        Schedule of Portfolio Investments
                               December 31, 2002
                                                             Market value
                                                       ------------------------
                                            Shares or                Percentage
                                            principal                  of net
Common stock:                                amount       Amount       assets
                                            ---------  ------------  ----------
Apparel and accessory stores:
     Kohl's Corporation                       29,200   $  1,633,740       1.02%
                                                       ------------  ---------
                                                          1,633,740       1.02%
                                                       ------------  ---------
Auto dealers and gas stations:
     Autozone, Inc. *                         21,390      1,511,204       0.95%
                                                       ------------  ---------
                                                          1,511,204       0.95%
                                                       ------------  ---------
Building materials and gardening supplies:
     Home Depot, Inc.                         50,000      1,198,000       0.75%
                                                       ------------  ---------
                                                          1,198,000       0.75%
                                                       ------------  ---------
Business services:
     Computer Sciences Corp. *                43,000      1,481,350       0.93%
     Concord EFS Inc. *                      215,200      3,387,248       2.12%
     SunGard Data Systems, Inc. *             79,000      1,861,240       1.17%
     Microsoft Corporation *                 131,000      6,772,700       4.25%
     Oracle Corporation *                     80,000        864,000       0.54%
     Intuit, Inc. *                           32,500      1,524,900       0.96%
                                                       ------------  ---------
                                                         15,891,438       9.97%
                                                       ------------  ---------
Chemicals and allied products:
     Amgen, Inc. *                            52,700      2,547,518       1.60%
     Bristol-Myers Squibb Company             32,000        740,800       0.47%
     Dow Chemical Company                     49,000      1,455,300       0.91%
     Forest Labs, Inc. *                      20,300      1,993,866       1.25%
     Lilly, Eli and Company                   28,720      1,823,720       1.14%
     Merck & Company, Inc.                    28,400      1,607,724       1.01%
     Pfizer Inc.                             149,300      4,564,101       2.86%
     Proctor & Gamble Company                 21,500      1,847,710       1.16%
                                                       ------------  ---------
                                                         16,580,739      10.40%
                                                       ------------  ---------
  Communications:
     Verizon Communications, Inc.             54,248      2,102,110       1.32%
     Clear Channel Communications *           55,900      2,084,511       1.31%
     Sprint PCS                               34,600        501,008       0.31%
     SBC Communications, Inc.                 65,182      1,767,084       1.11%
                                                       ------------  ---------
                                                          6,454,713       4.05%
                                                       ------------  ---------
  Depository institutions:
     Bank of America Corporation              83,232      5,790,450       3.63%
     PNC Financial Services Group             18,000        754,200       0.47%
     FleetBoston Financial Corporation        50,000      1,215,000       0.76%
     Citigroup, Inc.                          40,000      1,407,600       0.89%
     Wachovia Corporation                     28,000      1,020,320       0.64%
     Wells Fargo & Company                    37,000      1,734,190       1.09%
                                                       ------------  ---------
                                                         11,921,760       7.48%
                                                       ------------  ---------
Durable goods, wholesale:
     Johnson & Johnson                        54,100      2,905,711       1.82%
                                                       ------------  ---------
                                                          2,905,711       1.82%
                                                       ------------  ---------
Eating and drinking places:
     McDonald's Corporation                   40,000        643,200       0.40%
                                                       ------------  ---------
                                                            643,200       0.40%
                                                       ------------  ---------
Electric, gas and sanitary service:
     Duke Energy Corporation                  92,000      1,797,680       1.13%
     Dominion Resources                       30,000      1,647,000       1.03%
     Xcel Energy, Inc.                        45,000        495,000       0.31%
     Keyspan Corporation                      15,000        528,600       0.33%
     TECO Energy, Inc.                        55,500        858,585       0.54%
                                                       ------------  ---------
                                                          5,326,865       3.34%
                                                       ------------  ---------
Electronic and other electric equipment:
     Xilinx, Inc. *                           82,000      1,689,200       1.06%
     Emerson Electric Company                 74,640      3,795,444       2.38%
     Qualcomm *                               51,380      1,869,718       1.17%
     General Electric Company                100,000      2,435,000       1.53%
     Intel Corporation                       138,500      2,156,445       1.35%
     Flextronics International Ltd ** *       48,000        393,120       0.25%
     Texas Instruments                       126,000      1,891,260       1.19%
                                                       ------------  ---------
                                                         14,230,187       8.93%
                                                       ------------  ---------
Engineering, accounting, research, management, and
     relation services:
        Accenture Ltd. ** *                  106,000      1,906,940       1.20%
                                                       ------------  ---------
                                                          1,906,940       1.20%
                                                       ------------  ---------

Food and kindred products:
     Anheuser-Busch Companies, Inc.           35,000      1,694,000       1.06%
     PepsiCo, Inc.                            52,300      2,208,106       1.39%
                                                       ------------  ---------
                                                          3,902,106       2.45%
                                                       ------------  ---------
General merchandise:
     Target Corporation                      146,500      4,395,000       2.76%
                                                       ------------  ---------
                                                          4,395,000       2.76%
                                                       ------------  ---------
Holding and other investment offices:
     Equity Office Trust                      35,900        896,782       0.56%
     Archstone Smith Trust                    40,000        941,600       0.59%
     Duke-Weeks Realty Corporation            30,000        763,500       0.48%
     First Industrial Realty Trust            35,000        980,000       0.61%
     Mack-Cali Realty Corporation             31,400        951,420       0.60%
     Simon Property Group, Inc.               27,000        919,890       0.58%
                                                       ------------  ---------
                                                          5,453,192       3.42%
                                                       ------------  ---------
Home furniture and equipment:
     Best Buy Company, Inc. *                 63,000      1,521,450       0.95%
                                                       ------------  ---------
                                                          1,521,450       0.95%
                                                       ------------  ---------
Industrial machinery and equipment:
     Applied Materials, Inc. *               219,030      2,853,961       1.79%
     Cisco Systems, Inc. *                   266,000      3,484,600       2.19%
     Deere & Company                          39,500      1,811,075       1.14%
     IBM Corporation                          30,600      2,371,500       1.48%
     United Technologies Corp.                35,000      2,167,900       1.36%
                                                       ------------  ---------
                                                         12,689,036       7.96%
                                                       ------------  ---------
Instruments and related products:
     Medtronic, Inc.                          41,090      1,873,704       1.18%
                                                       ------------  ---------
                                                          1,873,704       1.18%
                                                       ------------  ---------

Insurance carriers:
     American Int'l Group, Inc.               31,643      1,830,548       1.15%
     MGIC Investment Corporation              36,000      1,486,800       0.93%
     Wellpoint Health Networks, Inc.*         60,200      4,283,832       2.69%
                                                       ------------  ---------
                                                          7,601,180       4.77%
                                                       ------------  ---------
Miscellaneous retail:
     Ebay, Inc. *                             28,500      1,932,870       1.21%
                                                       ------------  ---------
                                                          1,932,870       1.21%
                                                       ------------  ---------
Motion pictures:
     Disney (Walt) Company                   107,700      1,756,587       1.10%
                                                       ------------  ---------
                                                          1,756,587       1.10%
                                                       ------------  ---------
Motor freight transportation and warehouse:
     United Parcel Service                    31,500      1,987,020       1.25%
                                                       ------------  ---------
                                                          1,987,020       1.25%
                                                       ------------  ---------
Nondepository institutions:
     FNMA                                     35,400      2,277,282       1.43%
     American Express Company                 60,900      2,152,815       1.35%
     MBNA Corporation                        100,625      1,913,888       1.20%
                                                       ------------  ---------
                                                          6,343,985       3.98%
                                                       ------------  ---------
Nondurable goods - wholesale:
     Amerisource Bergen                       33,970      1,844,911       1.16%
     McKesson Corporation                     46,000      1,243,380       0.78%
     Safeway, Inc. *                          54,700      1,277,792       0.80%
     Cardinal Health, Inc.                    34,500      2,042,055       1.28%
                                                       ------------  ---------
                                                          6,408,138       4.02%
                                                       ------------  ---------
Oil and gas extraction:
     Kerr-McGee Corporation                   31,400      1,391,020       0.87%
     Schlumberger LTD. **                     45,400      1,910,886       1.20%
                                                       ------------  ---------
                                                          3,301,906       2.07%
                                                       ------------  ---------
Paper and allied products:
     Kimberly-Clark Corporation               60,500      2,871,935       1.80%
                                                       ------------  ---------
                                                          2,871,935       1.80%
                                                       ------------  ---------
Personal services:
     H&R Block, Inc.                          44,600      1,792,920       1.12%
                                                       ------------  ---------
                                                          1,792,920       1.12%
                                                       ------------  ---------
Petroleum refining and related industries:
     BP (U.S.) PLC **                         70,320      2,858,508       1.79%
     ChevronTexaco                            22,792      1,515,212       0.95%
     ConocoPhillips                           35,000      1,693,650       1.06%
                                                       ------------  ---------
                                                          6,067,370       3.80%
                                                       ------------  ---------
Primary metal industries:
     Engelhard Corporation                    29,000        648,150       0.41%
                                                       ------------  ---------
                                                            648,150       0.41%
                                                       ------------  ---------
Printing, publishing, and allied lines:
     Tribune Company                          39,170      1,780,667       1.12%
                                                       ------------  ---------
                                                          1,780,667       1.12%
                                                       ------------  ---------
Security and commodity brokers:
     Goldman Sachs                            25,200      1,716,120       1.08%
                                                       ------------  ---------
                                                          1,716,120       1.08%
                                                       ------------  ---------
Transportation by air:
     Delta Air Lines, Inc.                    14,000        169,400       0.11%
                                                       ------------  ---------
                                                            169,400       0.11%
                                                       ------------  ---------
Transportation equipment:
     Honda Motor Company **                   42,000        758,520       0.48%
     Ford Motor Company                       34,000        316,200       0.19%
                                                       ------------  ---------
                                                          1,074,720       0.67%
                                                       ------------  ---------
          Total common stocks
            (cost $185,887,490)                         155,491,953      97.54%
                                                       ------------  ---------

Short-term investments:
     AIM Funds
      (1.27823% at December 31, 2002)     5,246,117       5,246,117       3.29%
                                                       ------------  ---------

          Total short-term investments                    5,246,117       3.29%
                                                       ------------  ---------

          Total investments (cost $191,133,607)         160,738,070     100.83%

Other assets and liabilities, net                        (1,326,467)     (0.83%)
                                                       ------------  ---------
          Total net assets                             $159,411,603     100.00%
                                                       ============  =========

*     Presently not producing dividend income
**    Foreign investments

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, Inc.

                          Notes to Financial Statements

                                December 31, 2002


(1)  Summary of Significant Accounting Policies

     (a)  General

          American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA). Effective January 1, 1999, Variable Annuity Fund A was converted to a unit investment trust, known as American Fidelity Separate Account A (Account A), a separate account of AFA. Also effective January 1, 1999, the Fund was established and Account A transferred its investment portfolio to the Fund in exchange for shares of the Fund.

          The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

          Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

     (b)  Investments

          Investments in corporate stocks are valued by FT Interactive Data Services. Securities for which published quotations are not available are valued at the quotation obtained from Bloomberg L.P. Short-term investments are valued on the basis of cost, which approximates market, and include all investments with maturities less than one year.

          The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund is invested in any one issuer and not more than twenty-five percent (25%) is invested in any one industry or group of industries. Management does not believe the Fund has any significant concentrations of credit risk.

          Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.

          Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income.

          The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

          In 2002, the cost of purchases and proceeds from sales of securities, other than short-term securities, was $99,090,063 and $92,891,117, respectively, net of brokerage commissions.

          The gross unrealized appreciation and depreciation on investments at December 31, 2002 for financial reporting purposes were $7,093,545 and $37,489,082, respectively. For federal income tax purposes, the cost, unrealized appreciation, and unrealized depreciation were $191,158,039, $7,093,545, and $37,513,514, respectively, at December
          31, 2002.

     (c)  Income Taxes

          Management of the Fund believes that the Fund will continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The Fund's policy is to comply with all sections of the Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income taxes is thus required.

          At December 31, 2002, the Fund had capital loss carryovers of $2,644,803 expiring in 2008, $6,881,056 expiring in 2009, $9,727,702 expiring in 2010, and $3,374,695 expiring in 2011. The Fund's board of directors does not intend to distribute any realized gain distributions until the carry forwards have been offset or expired.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

          On the statement of assets and liabilities, no permanent book-to-tax differences were recorded as of December 31, 2002 for undistributed net investment income, accumulated net realized loss, or unrealized depreciation on investments.

     (d)  Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     (e)  Distributions to Shareholders

          Distributions to shareholders are recorded on the ex-dividend date.

(2)  Transactions With Affiliates

     The Fund receives advisory services under a management and investment advisory agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged two subadvisors who receive fees based on a percentage of the Fund's daily net assets. The subadvisors' fees are paid by AFA.

     AFA pays all other expenses of the Fund except investment advisory fees and brokerage fees. The Fund will not reimburse AFA at a later time for any such amounts.

     Certain officers and directors of the Fund are also officers and directors of AFA.

(3)  Distributions to Shareholders

     On November 15, 2002, a distribution of $0.0726 per share was declared from ordinary income, which amounted to $1,500,000.

(4)  Changes From Capital Stock Transactions

     As of December 31, 2002, 200,000,000 shares of $0.001 par value capital stock were authorized.

     Transactions in capital stock were as follows:

                                                         Shares                              Amount
                                             -------------------------------    ----------------------------------
                                                 2002              2001              2002               2001
                                             --------------    -------------    ---------------    ---------------
Shares sold                                     1,007,402           938,874     $   9,027,958      $   9,987,762
Shares issued in reinvestment of
    dividends and distributions                   187,243           248,188         1,500,000          2,500,000
                                             --------------    -------------    ---------------    ---------------

                                                1,194,645         1,187,062        10,527,958         12,487,762

Shares redeemed                                  (649,456)         (746,442)       (5,504,671)        (7,823,296)
                                             --------------    -------------    ---------------    ---------------
    Increase in net assets derived from
      capital stock transactions                  545,189           440,620     $   5,023,287      $   4,664,466
                                             ==============    =============    ===============    ===============

                                     PART C

                                OTHER INFORMATION

ITEM 23 -- EXHIBITS

Exhibit
Number              Description
------              -----------

a    Articles of  Incorporation  of  Registrant.  Incorporated  by  reference to
     Exhibit 1 to Registrant's registration statement on Form N-1A filed on July 16, 1998.

b    Bylaws  of   Registrant.   Incorporated   by  reference  to  Exhibit  2  to
     Registrant's registration statement on Form N-1A filed on July 16, 1998.

d.1 Management and Investment Advisory Agreement dated December 22, 1998 between Registrant and American Fidelity Assurance Company. Incorporated by reference to Exhibit 5.1 to Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.


d.2* Amended and Restated Management and Investment Advisory Agreement dated May
     1, 2003 between Registrant and American Fidelity Assurance Company.


d.3 Investment Sub-Advisory Agreement dated December 8, 1998 between American Fidelity Assurance Company and Lawrence W. Kelly & Associates, Inc. Incorporated by reference to Exhibit 5.2 to Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.

d.4 Investment Sub-Advisory Agreement dated April 8, 1999 between American Fidelity Assurance Company and Todd Investment Advisors, Inc. Incorporated by reference to Exhibit A to Registrant's definitive proxy statement filed on April 9, 1999.

d.5 First Amendment to Investment Sub-Advisory Agreement, dated March 30, 2001, between American Fidelity Assurance Company and Todd Investment Advisors, Inc. Incorporated by reference to Exhibit d.4 to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.


d.6* Amended and Restated Investment Sub-Advisory Agreement,  dated November 15,
     2002, as amended and restated as of April 14, 2003, between American Fidelity Assurance Company and Seneca Capital Management LLC.


e Underwriter's Agreement between Registrant and American Fidelity Securities, Inc., effective January 1, 1999. Incorporated by reference to Exhibit e to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.

g.1 Corporate Custodial Agreement dated September 30, 1998 between Registrant and InvesTrust, N.A. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.

g.2 Schedule of remuneration for Corporate Custodial Agreement. Incorporated by reference to Exhibit g.1 to Registrant's registration statement filed on February 18, 1999.

h.1 Fund Participation Agreement dated December 22, 1998 between Registrant and American Fidelity Assurance Company. Incorporated herein by reference to
     Exhibit 6 to Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.

h.2 First Amendment to Fund Participation Agreement dated December 22, 1998 between Registrant and American Fidelity Assurance Company. Incorporated by reference to Exhibit h.2 to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.


h.3* Second Amendment to Fund Participation Agreement dated December 22, 1998, as amended July 16, 2002, between Registrant and American Fidelity Assurance Company.

h.4 Form of Indemnification Agreement dated August 1, 2002 between Registrant and its directors. Incorporated by reference to Exhibit h.3 to Post-Effective Amendment No. 8 to Registrant's registration statement on Form N-1A filed on April 3, 2003.

i*   Opinion and Consent of Counsel.


j*   Consent of Independent Auditors.

p.1 Code of Ethics of the Registrant. Incorporated by reference to Exhibit p.1 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on April 28, 2000.

p.2 Code of Ethics of Registrant's principal underwriter, American Fidelity Securities, Inc. Incorporated by reference to Exhibit p.2 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on April 28, 2000.

p.3 Code of Ethics of Registrant's investment advisor, American Fidelity Assurance Company. Incorporated by reference to Exhibit p.3 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N1-A filed on April 28, 2000.

p.4 Code of Ethics of Registrant's sub-advisor, Lawrence W. Kelly & Associates, Inc. Incorporated by reference to Exhibit p.4 to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.

p.5 Code of Ethics of Registrant's sub-advisor, Todd Investment Advisors, Inc. Incorporated by reference to Exhibit p.5 to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.


p.6 Code of Ethics of Registrant's sub-advisor, Seneca Capital Management LLC. Incorporated by reference to Exhibit p.6 to Post-Effective Amendment No. 8 to Registrant's registration statement on Form N-1A filed on April 3, 2003.

99*  Organization Chart of American Fidelity  Assurance Company.


------------
 * Filed herewith.



ITEM 24 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     American Fidelity Assurance Company, an Oklahoma corporation and a wholly-owned subsidiary of American Fidelity Corporation, a Nevada corporation, is the sole holder of record of Dual Strategy Fund's shares. American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership. William M. Cameron, an individual, and Lynda
L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership. The organization chart filed as Exhibit 99 shows the affiliated entities.

ITEM 25 -- INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ARTICLES OF INCORPORATION

     Article Eighth, Section 2 of Dual Strategy Fund's Articles of Incorporation provides as follows:

     The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

BY-LAWS

     The By-Laws of Dual Strategy Fund provide in Article VIII as follows:

     1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by law. The corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

     2. ADVANCES. Any current or former director or officer of the corporation seeking indemnification within the scope of this Article shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the General Corporation Law. The person seeking indemnification shall provide to the corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the corporation for his undertaking; (b) the corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the corporation at the time the advance is proposed to be made that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

     4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the corporation may be indemnified and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

     5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested non-party directors or otherwise.

     6. AMENDMENTS. References in this Article are to the General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of the by-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

INDEMNIFICATION AGREEMENTS

     The material provisions of the Indemnification Agreements between Dual Strategy Fund and each of its directors provide as follows:

     1. Indemnity of Director. The Fund hereby agrees to hold harmless and indemnify the Director to the fullest extent authorized or permitted by law. In this regard, the Fund agrees to indemnify the Director and to hold the Director harmless from and against any and all actual or threatened lawsuits, claims, investigations, actions, appeals and other proceedings, whether civil, criminal, administrative or otherwise, and specifically including any Action (as defined herein) brought by the Director against the Fund, (any such claim, threat, investigation, action, appeal or other proceeding hereinafter referred to as an "Action"), damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs and disbursements) (collectively, "Losses") incurred, suffered or expended by or on behalf of the Director with respect to any action or inaction taken in the course of (a) the Director's duties as a director of the Fund, including, without limitation, any such Action or Loss to which the Director may become subject under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Company Act of 1940, as amended (the "Investment Company Act"), any state securities, takeover or corporate law, or any other federal or state law or regulation or at common law, (b) the Director's duties as an officer, employee or agent of the Fund (if he serves in such capacities) and (c) the Director's duties as a director, officer, employee, or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise if serving in such capacities at the request of the Fund.

     2. Limitations on Indemnity. No indemnity pursuant to Section 1 hereof shall be paid by the Fund:

          2.1 In respect to  remuneration  paid to the  Director  if it shall be
determined  by  a  final  judgment  or  other  final   adjudication   that  such
remuneration was in violation of law;

          2.2 On account of the Director's  conduct which is finally adjudged to
constitute  willful  misfeasance,   bad  faith,  gross  negligence  or  reckless
disregard of the duties involved in the conduct of such Director's office; or

          2.3 If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful;

provided, however, notwithstanding any other provision of this Agreement to the contrary, to the extent the Director has been successful on the merits or otherwise in defense of any or all actions relating in whole or in part to an Action for which indemnification may be provided under this Agreement or in defense of any issue or matter therein, including dismissal without prejudice, the Director will be indemnified against all Losses incurred in connection therewith.

     3. Continuation of Indemnity. All agreements and obligations of the Fund contained herein shall continue during the period the Director is serving as a director of the Fund or is serving at the request of the Fund as a director, officer, employee or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise, and shall continue after the Director has ceased to be a director and shall enure to the benefit of the heirs, executors and administrators of the Director.

     4. Notification and Defense of Claim. As soon as practicable after receipt by the Director of notice of the commencement of any Action, the Director will, if a claim in respect thereof is to be made against the Fund under this Agreement, notify the Fund of the commencement thereof; but the failure to so notify the Fund will not relieve it from any liability which it may have to the Director under this Agreement or otherwise, except to the extent that the Fund is materially and adversely prejudiced or affected by such failure. With respect to any such Action as to which the Director notifies the Fund of the commencement thereof:

          4.1 The Fund will be entitled to participate therein at its own expense; and

          4.2 Except as otherwise provided below, to the extent that it may wish, the Fund, jointly with any other indemnifying party similarly notified, if applicable, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Director. After notice from the Fund to the Director of its election so to assume the defense thereof, the Fund will not be liable to the Director under this Agreement for any legal or other expenses subsequently incurred by the Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Director shall have the right to employ its own separate counsel in such Action, but the fees and expenses of such counsel incurred after notice from the Fund of its assumption of the defense thereof shall be at the expense of the Director unless (i) the employment of counsel by the Director has been authorized by the Fund, (ii) the Director shall have reasonably concluded that there may be a conflict of interest between the Fund and the Director in the conduct of the defense of such Action or (iii) the Fund shall not in fact have employed counsel to assume the defense of such Action, in each of which cases the reasonable fees and expenses of such counsel shall be at the expense of the Fund. The Fund shall not be entitled to assume the defense of any Action brought by or on behalf of the Fund or as to which the Director shall have made the conclusion provided for in (ii) above.

          4.3 The Fund shall not be liable to indemnify the Director under this Agreement for any amounts paid in settlement of any Action effected without its written consent. The Fund shall not settle any Action in any manner which would impose any penalty or liability on the Director without the Director's written consent. Neither the Fund nor the Director will unreasonably withhold its consent to any proposed settlement.

     5. Reimbursement; Advancement of Expenses.

          5.1 The Fund agrees to reimburse the Director within ten (10) business days after request therefor, and in advance of the final judgment or other final adjudication of any matter for which a claim for indemnification may be made pursuant to this Agreement, to the fullest extent permitted by law, for any reasonable legal or other expenses incurred by the Director in connection with any Action or in connection with the enforcement of this Agreement and the indemnification obligations set forth herein.

          5.2 If the Director is entitled under any provision of this Agreement to indemnification by the Fund for some or a portion of any Losses in respect of an Action but not, however, for the total amount thereof, the Fund will nevertheless indemnify the Director for the portion thereof to which the Director is entitled.

          5.3 If requested by the Director, the Fund shall, within ten (10) business days after request therefore, advance to the Director any such reasonable legal or other expenses which the Director reasonably anticipates he will incur.

     6. Repayment of Expenses. The Director agrees that the Director will promptly, upon demand, reimburse the Fund for all reasonable expenses paid by the Fund pursuant to Section 5 hereof in defending any Action against the Director in the event and to the extent that it shall be ultimately determined by a final judgment or other final adjudication that the Director is not entitled to be indemnified by or receive contribution from the Fund for such expenses.

     7. Contribution. If indemnification is not available to the Director under the provisions of this Agreement for any reason, the Director shall nevertheless be entitled to contribution toward Losses. Such contribution shall be (i) in such proportion as is appropriate to reflect the relative benefits received by the Director and the Fund resulting from the Director serving as a director of the Fund or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Director on the one hand and the Fund on the other, in connection with the Action or other action, event or omission which resulted in such Losses, as well as any other relevant equitable considerations. The Director and the Fund agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capital allocation. The determination of relative benefits and, if applicable, relative faults as set forth above shall be made by the Fund in good faith.

     8. Enforcement.

          8.1 The Fund expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Fund hereby in order to induce the Director to serve and continue to serve as a director of the Fund and any of its subsidiaries, and acknowledges that the Director is relying upon this Agreement. In connection with any determination as to whether the Director is entitled to be indemnified under this Agreement, the burden of proof will be on the Fund to establish that the Director is not so entitled.

          8.2 In the event the Director is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Fund shall reimburse the Director for all of the Director's reasonable fees and expenses in bringing and pursuing such action.


REIMBURSEMENT OF INDEMNIFICATION EXPENSES

     The Management and Investment Advisory Agreement between Dual Strategy Fund and American Fidelity Assurance Company, as amended by the First Amendment to Management and Investment Advisory Agreement dated August 1, 2002, provides in
Section 2 that the American Fidelity Assurance Company shall:

          Reimburse the Fund to the fullest extent necessary for costs and expenses incurred by the Fund in connection with one or more indemnification agreements between the Fund and any of its directors (each, a "Director Indemnification Agreement"). In this regard, the Manager agrees to reimburse the Fund for any damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs, and disbursements) (collectively, "Losses") incurred, suffered or expended by the Fund as a result of or in connection with a Director Indemnification Agreement, except that, no reimbursement shall be paid to the Fund for Losses incurred in violation of the terms of an Indemnification Agreement. As soon as practicable after receipt by the Fund of a claim for indemnification pursuant to an Indemnification Agreement, the Fund shall notify the Manager of the claim thereunder; however, failure by the Fund to notify the Manager will not relieve the Manager from any liability it may have to the Fund under this Agreement or otherwise.

ITEM 26 -- BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

     American Fidelity Assurance Company is primarily engaged in writing life, accident and health insurance and annuity contracts. Set forth below are the names of each of the directors and executive officers of American Fidelity Assurance Company, their positions and offices with American Fidelity Assurance Company and any other business, profession, vocation or employment of a substantial nature in which each is or has been, during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee:


Name and Principal         Positions and Offices
Business Address*          with the Investment Advisor        Other Affiliations
-----------------          ---------------------------        ------------------
Lynda L. Cameron           Director                           President, Cameron Equestrian Centers, Inc.
                                                              2000 N. Classen Boulevard
                                                              Oklahoma City, OK 73106

William M. Cameron         Chairman and Chief                 Chairman, President and Chief
                           Executive Officer,                 Executive Officer, American Fidelity Corporation
                           Director                           Director, ASC Holding, L.L.C.;
                                                              Chairman,  First Fidelity Bank,  N.A.
                                                              and First Fidelity BanCorp, Inc.
                                                              5101 N. Classen , Suite 500
                                                              Oklahoma City, OK 73118

David R. Carpenter         Executive Vice President,          Executive Vice President,
                           Treasurer                          American Fidelity Corporation;
                                                              Chairman, President, Chief
                                                              Executive Officer, Treasurer,
                                                              and Chief Financial Officer,
                                                              American Fidelity Securities,
                                                              Inc.; Senior Vice President, American
                                                              Fidelity Dual Strategy Fund, Inc.(R)

William E. Durrett         Senior Chairman of the             Senior Chairman of the Board,
                           Board, Director                    American Fidelity Corporation,
                                                              Director
                                                              Bank Oklahoma Financial Corporation
                                                              Bank Oklahoma Tower
                                                              P. O. Box 2300
                                                              Tulsa, OK 74192;
                                                              Director,
                                                              Integris Health, Inc.
                                                              3366 N.W. Expressway
                                                              Oklahoma City, OK 73112;
                                                              Director,
                                                              OGE Energy Corporation
                                                              P. O. Box 321
                                                              Oklahoma City, OK  73101

Charles R. Eitel           Director                           Chairman, Chief Executive Officer
                                                              and Director, Simmons Company
                                                              One Concourse Parkway, Suite 600
                                                              Atlanta, GA  30328

Theodore M. Elam           Director                           Vice President and Shareholder,
                                                              McAfee & Taft A Professional Corporation
                                                              Two Leadership Square, Tenth Floor
                                                              211 North Robinson
                                                              Oklahoma City, OK  73102

Stephen P. Garrett         Senior Vice President,             Senior Vice President and
                           Secretary                          Secretary, American Fidelity Corporation

William A. Hagstrom        Director                           Chairman and Chief Executive Officer,
                                                              Inovean Corporation
                                                              800 North Research Parkway
                                                              Oklahoma City, OK 73104

Kenneth D. Klehm           Senior Vice President              Senior Vice President,
                                                              Treasurer, Controller and Chief
                                                              Financial Officer, American
                                                              Fidelity Corporation; Senior Vice
                                                              President, American Fidelity Dual
                                                              Strategy Fund, Inc.(R); Director,
                                                              ASC Holdings, L.L.C.,

                                                              Director, First Fidelity Bank
                                                              and First Fidelity BanCorp, Inc.
                                                              5101 N. Classen, Suite 500
                                                              Oklahoma City, OK  73118

Alfred L. Litchenburg      Executive Vice President


David R. Lopez             Director

Paula Marshall-Chapman     Director                           Chief Executive Officer,
                                                              The Bama Companies, Inc.
                                                              2745 East 11th Street
                                                              Tulsa, OK  74104;
                                                              Director,
                                                              Public Service Company
                                                              212 East 6th Street
                                                              Tulsa, OK  74119

John W. Rex                President, Director                Chairman of the Board, President
                                                              and Treasurer, American Fidelity
                                                              Dual Strategy Fund(R);
                                                              Executive Vice President and
                                                              Director, American Fidelity Corporation

Galen P. Robbins, M.D.     Director                           Physician,
                                                              Cardiovascular Clinic
                                                              11901 Quail Creek Road
                                                              Oklahoma City, OK 73120
------------

*    Principal business address is 2000 N. Classen Boulevard,  Oklahoma City, Oklahoma 73106 or, if applicable, the address set forth under "Other Affiliations."

     The officers and directors of Seneca Capital Management LLC, and the positions they have held during the past two fiscal years are as follows:

     Name                      Positions with Sub-advisor and Other Affiliations
     ----                      -------------------------------------------------

Gail P. Seneca, Ph.D.          Chief Executive Officer, Member of Management
                               Committee, Chief Investment Officer and
                               Managing Partner

Sara E. Boonin                 Member of Management Committee, Senior Portfolio
                               Advisor and Partner

Albert Gutierrez               Member of Management Committee and Chief
                               Investment Officer, Fixed Income

Sandra Monticelli, CPA         Member of Management Committee,
                               Chief Operating Officer and Partner

Ronald K. Jacks, CFA           Member of Management Committee, Senior Portfolio
                               Manager and Partner


     Todd Investment Advisers, Inc. is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

      Name                     Positions with Sub-advisor and Other Affiliations
      ----                     -------------------------------------------------

Bosworth M. Todd               Chairman; Director, First Capital Bank of
                               Kentucky, Louisville, KY (1996-present)

Robert P. Bordogna             President and Chief Executive Officer

Gayle S. Dorsey                Partner--Private Client Services (1997-present);
                               Vice President,
                               J.J.B. Hilliard, W.L. Lyons, Inc.,
                               Louisville, KY (1976-1997)

Sam C. Ellington               Partner--Portfolio Manager - Equity

Curtiss M. Scott, Jr.          Partner--Senior Portfolio Manager - Equity

Margaret C. Bell               Partner--Director of Marketing


ITEM 27 -- PRINCIPAL UNDERWRITERS

     (a) American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the sole underwriter for Dual Strategy Fund. American Fidelity Securities is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.

     (b) American Fidelity Securities' director and officer information is as follows:

Name and Principal           Positions and Offices         Positions and
Business Address             with Underwriter              Offices with Fund
----------------             ----------------              -----------------

David R. Carpenter           Director, Chairman,           Senior Vice President
P. O. Box 25523              President, Chief Executive
Oklahoma City, OK  73125     Officer, Treasurer, Chief
                             Financial Officer and
                             Investment Company and
                             Variable Contracts
                             Products Principal

Marvin R. Ewy                Director, Vice President,     None
P. O. Box 25523              Secretary, Chief
Oklahoma City, OK  73125     Compliance Officer and
                             Investment Company and
                             Variable Contracts
                             Products Principal

Nancy K. Steeber             Director, Vice President,     None
P. O. Box 25523              Chief Operations Officer
Oklahoma City, OK  73125     and Investment Company and
                             Variable Contracts
                             Products Principal

     (c) American Fidelity Securities receives no compensation for the sale of shares of Dual Strategy Fund.

ITEM 28 -- LOCATION OF ACCOUNTS AND RECORDS

     All records relating to Dual Strategy Fund required by Section 31(a) of the 1940 Act are kept by Dual Strategy Fund or its custodian at the following addresses:

                  American Fidelity Dual Strategy Fund, Inc.(R)
                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106
                                       or
                                InvesTrust, N.A.
                        5101 N. Classen Blvd., Suite 600
                          Oklahoma City, Oklahoma 73118

ITEM 29 -- MANAGEMENT SERVICES

     Not applicable

ITEM 30 -- UNDERTAKINGS

     Not applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Oklahoma City, and State of Oklahoma on April 25, 2003.


                                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)

                                  By   JOHN W. REX
                                       John W. Rex, Chairman of the
                                       Board and President


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Fund's Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2003.

    JOHN W. REX
    John W. Rex, Chairman of the Board,
    President and Treasurer

    DANIEL D. ADAMS, JR.*
    Daniel D. Adams, Jr., Director, Vice President and Secretary

    DAVID R. CARPENTER*
    David R. Carpenter, Executive Vice President and Principal Financial Officer

    KENNETH D. KLEHM*
    Kenneth D. Klehm, Senior Vice President

    JEAN G. GUMERSON*
    Jean G. Gumerson, Director

    GREGORY M. LOVE*
    Gregory M. Love, Director

    J. DEAN ROBERTSON*
    J. Dean Robertson, Director

    G. RAINEY WILLIAMS, JR.*
    G. Rainey Williams, Jr., Director

----------------

* Signed by John W. Rex pursuant to a Power of Attorney executed and filed with the Securities and Exchange Commission under Post-Effective Amendment No. 8 to Registration Statement filed on April 3, 2003.

                                INDEX TO EXHIBITS

Exhibit
Number              Description                     Method of Filing
------              -----------                     ----------------

a    Articles of Incorporation of Registrant.   Incorporated herein by reference

b    Bylaws of Registrant.                      Incorporated herein by reference

d.1  Management   and   Investment    Advisory  Incorporated herein by reference
     Agreement dated December 22, 1998 between
     Registrant    and    American    Fidelity
     Assurance Company.


d.2  Amended  and   Restated  Management   and  Filed herewith electronically
     Investment  Advisory Agreement  dated May
     1, 2003 between  Registrant  and American
     Fidelity Assurance Company.


d.3  Investment  Sub-Advisory  Agreement dated  Incorporated herein by reference
     December   8,   1998   between   American
     Fidelity  Assurance  Company and Lawrence
     W. Kelly & Associates, Inc.

d.4 Investment Sub-Advisory Agreement dated Incorporated herein by reference April 8, 1999 between American Fidelity
     Assurance  Company  and  Todd  Investment
     Advisors, Inc.

d.5  First     Amendment     to     Investment  Incorporated herein by reference
     Sub-Advisory  Agreement,  dated March 30,
     2001, between American Fidelity Assurance
     Company  and  Todd  Investment  Advisors,
     Inc.


d.6  Amended   and  Restated  Investment  Sub-  Filed herewith electronically
     Advisory  Agreement,  dated  November 15,
     2002, as amended and restated April 14, 2003, between American Fidelity Assurance
     Company and Seneca Capital Management LLC.


e    Underwriter's      Agreement      between  Incorporated herein by reference
     Registrant    and    American    Fidelity
     Securities,  Inc.,  effective  January 1,
     1999.

g.1  Corporate   Custodial   Agreement   dated  Incorporated herein by reference
     September 30, 1998 between Registrant and
     InvesTrust, N.A.

g.2 Schedule of remuneration for Corporate Incorporated herein by reference Custodial Agreement.

h.1  Fund   Participation    Agreement   dated  Incorporated herein by reference
     December 22, 1998 between  Registrant and
     American Fidelity Assurance Company.

h.2 First Amendment to Fund Participation Incorporated herein by reference Agreement dated December 22, 1998 between
     Registrant    and    American    Fidelity
     Assurance Company.


h.3 Second Amendment to Fund Participation Filed herewith electronically Agreement dated December 22, 1998, as amended July 16, 2002, between Registrant and American Fidelity Assurance Company.

h.4 Form of Indemnification Agreement dated Incorporated herein by reference August 1, 2002 between Registrant and its directors.

i    Opinion  and  Consent of  Counsel.         Filed herewith electronically


j    Consent of Independent Auditors.           Filed herewith electronically

p.1  Code of Ethics of the Registrant.          Incorporated herein by reference

p.2  Code of Ethics of Registrant's  principal  Incorporated herein by reference
     underwriter,       American      Fidelity
     Securities, Inc.

p.3  Code of Ethics of Registrant's investment  Incorporated herein by reference
     advisor,   American  Fidelity   Assurance
     Company.

p.4  Code   of    Ethics    of    Registrant's  Incorporated herein by reference
     sub-advisor,    Lawrence   W.   Kelly   &
     Associates, Inc.

p.5  Code   of    Ethics    of    Registrant's  Incorporated herein by reference
     sub-advisor,  Todd  Investment  Advisors,
     Inc.


p.6  Code   of    Ethics    of    Registrant's  Incorporated herein by reference
     sub-advisor,  Seneca  Capital  Management
     LLC.

99   Organization  chart of American  Fidelity  Filed herewith electronically
     Assurance   Company.

                                                                     EXHIBIT d.2

                              AMENDED AND RESTATED
                            MANAGEMENT AND INVESTMENT
                               ADVISORY AGREEMENT

     This AMENDED AND RESTATED MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT (the "Amended Agreement") is made effective as of the 1st day of May, 2003, between AMERICAN FIDELITY ASSURANCE COMPANY, an insurance corporation organized under the laws of the State of Oklahoma and having its principal place of business in Oklahoma City, Oklahoma (the "Manager"), and AMERICAN FIDELITY DUAL STRATEGY FUND, INC. (R), a Maryland corporation, having its principal place of business in Oklahoma City, Oklahoma (the "Fund"), with reference to the following:

          A. The Fund is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940.

          B. The Fund and the Manager are parties to a Management and Investment Advisory Agreement dated December 22, 1998, as amended effective August 1, 2002 (the "Advisory Agreement"), pursuant to which the Fund retained the Manager as its manager and investment advisor, and the Manager agreed to assume certain obligations of the Fund in connection therewith.

          C. The Fund and the Manager desire to amend and restate the Advisory Agreement to document with greater specificity the services to be provided by the Manager to the Fund and the manner in, and the terms and conditions upon, which such services are provided.

       The parties hereby agree as follows:

          1. The Fund hereby employs the Manager to provide investment advisory, statistical and research facilities and services, to supervise the composition of the Fund's portfolio and to determine the nature and timing of changes therein and the manner of effectuating such changes, subject to supervision of the Fund's Board of Directors and for the period and on the terms set forth in this Amended Agreement. The Manager hereby accepts such employment and agrees to render the services and to assume the obligations set forth herein, for the compensation provided below.

          2. The Manager shall:

          (a) Furnish to the Fund research and statistical and other factual information and reports with respect to securities held by the Fund or which the Fund might purchase. It will also furnish to the Fund such information as may be appropriate concerning developments which may affect issuers of securities held by the Fund or which the Fund might purchase or the business in which such issuers may be engage. Such statistical and other factual information and reports shall include information and reports on industries, business, corporations and all types of securities, whether or not the Fund has at any time any holdings in such industries, business, corporations or securities. The Manager reserves the right, in its discretion, to purchase statistical information and other services from other sources, including affiliated persons of the Manager.

          (b) Furnish to the Fund, from time to time, advice, information and recommendations with respect to the acquisition, holding or disposal by the Fund of securities.

          (c)  Furnish to the Fund necessary assistance in:

               i. The preparation of all reports now or hereafter required by federal law or other laws.

               ii. The preparation of prospectuses, registration statements and amendments thereto that may be required by federal law or other laws or by the rules or regulations of any duly authorized commission or administrative body.

          (d) Furnish to the Fund, at the Manager's expense, office space in the offices of the manager or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, business equipment, supplies, utilities and telephone service for managing the affairs and investments and keeping the general accounts of the Fund (exclusive of the necessary records of any dividend disbursing agent, transfer agent, registrar or custodian). Manager shall compensate all personnel, officers and directors of the Fund. The Manager agrees to pay any legal expenses and other expenses incident to any reorganization of the Fund and to any registration with federal and state authorities of any offering of the Fund's shares, including registration fees, legal and accounting fees and other costs and expenses incurred in connection with any federal or other registrations of Fund shares and all amendments and supplements to any registration of Fund shares.

          (e) Provide and maintain a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued, against larceny and embezzlement covering each officer and employee of the Fund, who may singly or jointly with others have access to securities of the Fund, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds. The bond shall be in such reasonable amount as a majority of the Board of Directors of the Fund who are not officers or employees of the Fund shall determine with due consideration to the aggregate assets of the Fund to which any such officer or employee may have access.

          (f) Reimburse the Fund to the fullest extent necessary for costs and expenses incurred by the Fund in connection with one or more indemnification agreements between the Fund and any of its directors (each, a "Director Indemnification Agreement"). In this regard, the Manager agrees to reimburse the Fund for any damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs and disbursements) (collectively, "Losses") incurred, suffered or expended by the Fund as a result of or in connection with a Director Indemnification Agreement, except that, no reimbursement shall be paid to the Fund for Losses incurred in violation of the terms of an Indemnification Agreement. As soon as practicable after receipt by the Fund of a claim for indemnification pursuant to an Indemnification Agreement, the Fund shall notify the Manager of the claim thereunder; however, failure by the Fund to notify the Manager will not relieve the Manager from any liability it may have to the Fund under this Amended Agreement or otherwise.

          3. In connection with the management of the investment and reinvestment of the assets of the Fund, the Manager, acting by its own officers, directors or employees or by duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Fund and its shareholders, the Manager shall have the right, subject to the control of the Fund's Board of Directors, to follow a policy of selecting brokers and dealers who furnish statistical, research and other services to the Fund or to the Manager.

          4. For the services to be rendered and the charges and expenses assumed and to be paid by the Manager, the Fund shall pay the Manager as a basic advisory and service fee as soon as practical after the last day of each week and at the close of each calendar week an amount equal to .0013698% (.50% on an annual basis) of the current value of the Fund for each day of the valuation period for investment services.

          5. The Fund shall cause its books and accounts to be audited at least once each year by a reputable, independent public accountant or organization of public accountants who shall render a report to the Fund.

          6. This Amended Agreement shall continue in full force and effect from year to year, provided that it shall not continue for more than two years from the date hereof unless such continuance is specifically approved at least annually by the Board of Directors of the Fund, which affirmative vote shall include a majority of the members of the Board of Directors of the Fund who are not interested persons of the Manager or of the Fund. "Interested persons" are those persons defined in Section 2(a)(19) of the Investment Company Act of 1940.

          7. This Amended Agreement shall automatically terminate in the event of its assignment, within the meaning of the Investment Company Act of 1940, as amended, unless an order of the Securities and Exchange Commission is issued exempting such assignment. This Amended Agreement may be terminated at any time, on 60 days' written notice to the Manager, without payment of any penalty, by the Board of Directors of the Fund or by shareholders of the Fund casting a majority of the votes which may be cast by all shareholders. This Amended Agreement may not be terminated by the Manager without the approval of a new investment advisory agreement by the shareholders of the Fund casting a majority of the votes which may be cast by all shareholders.

          8. This Amended Agreement may be amended at any time by mutual consent of the parties provided that such consent on the part of the Fund shall have been approved by the shareholders of the Fund casting a majority of the votes which may be cast by all shareholders.

          9. No provision of this Amended Agreement shall be deemed to protect the Manager against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Amended Agreement. Nor shall any provision hereof be deemed to protect any director or officer or the Fund against any such liability to which he or she might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his or her duties or the reckless disregard of his or her obligations. If any provision of this Amended Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Amended Agreement shall not be affected thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Amended Agreement to be executed on the day and year first above written.

AMERICAN FIDELITY DUAL                      AMERICAN FIDELITY ASSURANCE COMPANY
STRATEGY FUND, INC.(R)


By:  JOHN W. REX                            By:  JOHN W. REX
     John W. Rex, President                      John W. Rex, President

                                                                     EXHIBIT d.6
                              Amended and Restated
                        Investment Sub-Advisory Agreement

     This Amended and Restated Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") is made as of this 15th day of November, 2002, as amended and restated as of the 14th day of April 2003, by and among American Fidelity Dual Strategy Fund, Inc., a Maryland corporation (the "Fund"), American Fidelity Assurance Company, an insurance company organized under the laws of the State of Oklahoma (the "Advisor"), and Seneca Capital Management LLC (the "Sub-Advisor").


                                    RECITALS

     A. The Fund is engaged in business as an open-end, diversified management company and is registered as such under the Investment Company Act.

     B. The Advisor has entered into a Management and Investment Advisory Agreement dated December 8, 1998 with the Fund (the "Advisory Agreement"), pursuant to which the Advisor acts as investment advisor to the Fund.

     C. The Sub-Advisor is engaged principally in the business of rendering investment advisory services and is registered as an investment advisor under the Investment Advisers Act.

     D. The Advisor and the Fund each desire to retain the Sub-Advisor to furnish investment advisory services to the Advisor with respect to certain assets of the Fund, and the Sub-Advisor is willing to render such investment advisory services.

                                    AGREEMENT

     The parties hereby agree as follows:

          1. DEFINITIONS:

               (a) Advisory Agreement: As defined in the recitals.

               (b) Code of Ethics: As defined in Section 6.3.

               (c) Custodian: InvesTrust, N.A.

               (d) Disinterested Directors: Members of the Fund's Board of Directors who are not Interested Persons of the Sub-Advisor or the Advisor.

               (e) Effective Date: As defined in Section 11.1.

               (f) Fund: As defined in the recitals.

               (g) Interested Persons: Those persons defined in Section 2(a)(19) of the Investment Company Act.

               (h) Investment Advisers Act: The Investment Advisers Act of 1940, as amended.

               (i) Investment Assets: Those assets of the Fund as the Advisor and the Fund shall agree upon from time to time, as set forth in Exhibit A (as such Exhibit may be amended from time to time), including cash, stocks, bonds and other securities that the Advisor deposits with InvesTrust, N.A. and places under the investment supervision of the Sub-Advisor, together with any assets that are added at a subsequent date or which are received as a result of the sale, exchange or transfer of such Investment Assets.

               (j) Investment Company Act: The Investment Company Act of 1940, as amended.

               (k) Majority Vote of  Shareholders:  The vote, in accordance with
Section 2(a)(42) of the Investment Company Act, at an annual or a special meeting of the Shareholders of: (i) sixty-seven percent (67%) or more of the voting securities present at the meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

               (l) SEC: The Securities and Exchange Commission.

               (m) Securities Act: The Securities Act of 1933, as amended.

               (n) Securities Exchange Act: The Securities Exchange Act of 1934, as amended.

               (o) Sub-Advisor: As defined in the paragraph preceding the recitals.

          2. APPOINTMENT OF THE SUB-ADVISOR. Effective as of the date hereof, the Advisor hereby appoints the Sub-Advisor to serve as investment advisor to the Advisor with respect to the Investment Assets of the Fund, and the Sub-Advisor accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement.

          3. THE INVESTMENT ASSETS. Subject to supervision by the Advisor and the Fund's Board of Directors, the Sub-Advisor shall manage the investment operations of the Investment Assets. The Advisor may make additions to or withdrawals from the Investment Assets in any amounts the Advisor determines appropriate or necessary.

          4. CUSTODIANSHIP OF THE INVESTMENT ASSETS. The Investment Assets have been deposited with InvesTrust, N.A. (the "Custodian") and are maintained by the Custodian in safekeeping on its premises, in a recognized clearing corporation, or in the Federal Reserve book-entry system, in the name of the Fund, the Custodian or the clearing corporation, or in the nominee name of any of these. The Advisor will give the Sub-Advisor prior notice if any other entity is appointed to serve as Custodian for the Investment Assets. The term "Custodian" includes all successors to the presently serving Custodian.

          5. MANAGEMENT OF INVESTMENT ASSETS.

               5.1 GENERAL POWERS AND DUTIES.

                    (a) General. For the term of this Sub-Advisory Agreement, the Sub-Advisor, subject to the provisions of Sections 3 and 5.2 of this Sub-Advisory Agreement, has complete discretion and authority in the investment and reinvestment of the Investment Assets. The Sub-Advisor must determine what securities or other property will be acquired, held, or disposed of and, subject to the provisions of Section 5.4 of this Sub-Advisory Agreement, what portion of the Investment Assets will be held uninvested. The Sub-Advisor's investment and reinvestment authority includes, without limitation, authority to purchase, sell, exchange, convert, trade, and generally to deal in the Investment Assets.

                    (b) Instructions to Custodian. The Sub-Advisor is hereby authorized to give instructions to the Custodian with respect to the consummation of transactions on behalf of the Advisor in the Investment Assets, and the Sub-Advisor has authority to direct the Custodian with respect to the investment and management of the Investment Assets. The Custodian is hereby authorized to act in response to instructions given by the Sub-Advisor. The Advisor agrees to take any action and deliver any certificates reasonably necessary to confirm this authorization to the Custodian.

                    (c) Voting Rights. The Sub-Advisor's authority includes the exercise of all voting rights pertaining to the Investment Assets. However, the Sub-Advisor has no obligation to exercise any particular voting rights unless the Custodian or the Advisor has furnished the pertinent proxies to the Sub-Advisor at a reasonable time prior to the deadline before which such proxies are required to be submitted. The Sub-Advisor has the duty to maintain accurate records as to any vote or action taken with respect to any stock or other securities which are part of the Investment Assets and to take such further action as may be necessary for the Fund to participate fully in any transaction undertaken by issuers of Investment Assets.

               5.2 INVESTMENT POLICY. Investment objectives, policies and other guidelines for the management of the Investment Assets, including requirements as to diversification, are set forth in Exhibit B to this Sub-Advisory Agreement. The Sub-Advisor must discharge its duties hereunder in accordance with these guidelines as revised or supplemented from time to time by the Advisor or the Fund's Board of Directors.

               5.3 PRUDENCE AND DIVERSIFICATION. The Sub-Advisor must discharge its duties under this Sub-Advisory Agreement at all times with the care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in conducting an enterprise of a like character and with like aims.

               5.4 MINIMUM LIQUIDITY REQUIREMENTS. The Advisor will give the Sub-Advisor reasonable advance notice of any cash requirements from the Investment Assets, and the Sub-Advisor will maintain in cash or cash equivalents sufficient assets to meet such cash requirements.

               5.5 BROKERS AND DEALERS.

                    (a) Instructions. The Sub-Advisor is hereby empowered to issue orders directly to a broker or dealer for the purchase, sale or exchange of securities with respect to the Investment Assets. The Sub-Advisor must give the Custodian and the Advisor prompt written notification of each such execution in accordance with the provisions of Section 6.1 of this Sub-Advisory Agreement, and the Sub-Advisor must instruct the broker or dealer to forward copies of the confirmation of the execution of the order to the Custodian and the Advisor.

                    (b) Selection of Securities Brokers and Dealers. The Sub-Advisor may select and employ securities brokers and dealers to effect any securities transactions concerning the investment management of the Investment Assets. In selecting brokers and dealers and placing orders with them, the
Sub-Advisor must use its best efforts to obtain for the Investment Assets the most favorable net price and execution available, except to the extent otherwise provided by Section 28(e) of the Securities Exchange Act or by other applicable law. Notwithstanding anything in this subsection to the contrary, the Advisor may instruct the Sub-Advisor in writing to engage securities brokers and dealers specified by the Advisor to effect, with respect to the Investment Assets, securities transactions or particular securities transactions, and the Sub-Advisor must act in accordance with those instructions. The Sub-Advisor will not be responsible or liable for any acts or omissions by any broker or dealer selected pursuant to this subsection; provided that, the Sub-Advisor has acted reasonably in the exercise of due care in the selection of the broker or dealer and has not otherwise directly or indirectly participated in those acts or omissions by the broker or dealer.

                    (c) Affiliated Brokers. Unless authorized in writing by the Advisor, neither the Sub-Advisor nor any parent, subsidiary or related firm, individual or other entity related to the Sub-Advisor will act as a securities broker with respect to any purchase or sale of securities made on behalf of the Fund.

               5.6 OTHER ACCOUNTS OF THE INTERIM  SUB-ADVISOR.  It is understood that the Sub-Advisor performs investment advisory services for various clients and accounts other than the Advisor. The Sub-Advisor may give advice and take action in the performance of its duties with respect to other clients or accounts which may be the same as or may differ from the timing or nature of action taken with respect to the Investment Assets, provided that the Sub-Advisor allocates to the Investment Assets, to the extent practicable, opportunities to acquire or dispose of investments over a period of time on a basis no less favorable than its allocation of such opportunities to other clients and accounts and seeks over a period of time to obtain comparable execution of similar transactions among its clients. It is understood that the Sub-Advisor will not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Advisor, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Sub-Advisor such transaction or investment appears unsuitable, impractical or undesirable for the Fund.

               5.7 LIABILITY OF SUB-ADVISOR. The Sub-Advisor shall act in good faith in rendering services in connection with this Sub-Advisor Agreement. Nothing contained herein shall make the Sub-Advisor be liable for any loss incurred by the Fund in connection with services provided by the Sub-Advisor in accordance with this Sub-Advisory Agreement so long as the Sub-Advisor acts in good faith and fulfills its duties under this Sub-Advisory Agreement; provided, however, that nothing herein shall protect the Sub-Advisor against liability to the Fund to which the Sub-Advisor would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement. Nothing in this Agreement shall protect the Sub-Advisor from any liabilities which it may have under the Securities Act or the Investment Company Act.

          6. INFORMATION AND REPORTS.

               6.1 REPORTS TO ADVISOR. The Sub-Advisor must submit a daily written report to the Advisor promptly following the close of regular trading on the New York Stock Exchange detailing the actions taken by the Sub-Advisor under this Sub-Advisory Agreement during that day. The report must contain the information in the form that the Advisor has or will from time to time specify. In addition, the Sub-Advisor must provide other reports on the performance of the Investment Assets at such times, for such periods and in such form as the Advisor or the Fund's Board of Directors reasonably requests.

               6.2 RECORDS AND ACCOUNTS. The Sub-Advisor must keep accurate and detailed records and accounts of the Investment Assets and of all receipts, disbursements, and other transactions affecting the Investment Assets. The Sub-Advisor will make all its records, accounts and documents relating to the Investment Assets available at all reasonable times and under reasonable conditions for inspection and audit by any person or persons designated by the Advisor or the Fund's Board of Directors.

               6.3 CODE OF ETHICS. The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 of the Investment Company Act (the "Code of Ethics") and agrees to provide a copy of the Code of Ethics to the Advisor and the Fund. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the president or vice-president of the Sub-Advisor shall certify to the Board of Directors of the Fund that

                    (a) The Sub-Advisor has complied with the requirements of Rule 17j-1 during the previous quarter;

                    (b)  The  Sub-Advisor  has  adopted  procedures   reasonably
necessary to prevent its access persons from violating the Code of Ethics; and

                    (c) There have been no violations of the Code of Ethics or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

               6.4  EXCHANGE OF  INFORMATION.  The  Advisor and the  Sub-Advisor
agree to provide the information that the Sub-Advisor or the Advisor, as the case may be, reasonably requests to enable it to carry out its duties, obligations, and responsibilities under this Sub-Advisory Agreement or applicable law.

               6.5 INFORMATION TO BE CONFIDENTIAL. All information and advice furnished to or obtained by the Advisor or the Sub-Advisor under or in connection with this Sub-Advisory Agreement will be treated as confidential and will not be disclosed to third parties except as required by law. This provision must not be construed to limit the Advisor's or the Fund's ability to comply with the disclosure obligations of an investment company to its securities holders under the federal securities laws.

          7. FEE PAYABLE TO SUB-ADVISOR. For services provided under this Sub-Advisory Agreement, the Sub-Advisor is entitled to receive from the Advisor a fee that is calculated as a percentage of the current value of the Investment Assets, as set forth in the Fee Schedule attached as Exhibit C. The parties agree that the Fee Schedule can be modified from time to time in accordance with the Investment Company Act upon approval in writing by the parties. The fee payable to the Sub-Advisor shall be calculated as of the close of the last trading day of March, June, September and December. This fee is payable in arrears as soon as practicable, but not more than ten business days, after the last day of each calendar quarter.

          8. MEETINGS WITH ADVISOR AND FUND. A representative of the Sub-Advisor will personally meet with the Investment Committee of the Advisor or its designated representative as reasonably requested by the Advisor to explain the investment and management activities of the Sub-Advisor and any reports related thereto, at such times as may be mutually agreed upon by the Sub-Advisor and the Advisor. In addition, upon request, each year, a representative of the Sub-Advisor will attend one or more of the meetings of the Fund's Board of Directors and will be prepared to discuss the Sub-Advisor's economic outlook, investment strategy, individual holdings included in the Investment Assets and such other related matters as the Board of Directors requests.

          9. INDEMNIFICATION. In addition to any other rights the Advisor or the Fund may have against the Sub-Advisor, the Sub-Advisor will indemnify the Advisor and the Fund and hold them harmless with respect to any loss or damage, or costs or expenses suffered by them as a result of (i) a breach by the Sub-Advisor of this Sub-Advisory Agreement, or (ii) the willful misfeasance, bad faith or gross negligence of the Sub-Advisor, or (iii) the willful misfeasance, bad faith or gross negligence of any of the Sub-Advisor's employees, or agents acting under its supervision or control performing any of its obligations and duties or (iv) by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Sub-Advisory Agreement, the Investment Advisers Act or any other applicable law or regulation; provided, the Sub-Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Advisor or the Custodian.

          10. AMENDMENT. This Sub-Advisory Agreement may be amended at any time by written agreement of the parties, provided that any material amendment will not be effective unless approved in accordance with the Investment Company Act.

          11. TERM AND TERMINATION.

               11.1 TERM.

                    (a) Effective Date. This Sub-Advisory Agreement shall become effective upon approval by a Majority Vote of Shareholders in accordance with the Investment Company Act (the "Effective Date").

                    (b) Duration. Unless sooner terminated as provided herein, this Sub-Advisory Agreement shall continue in effect for an initial period of one year from the Effective Date, and it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually in accordance with the Investment Company Act.

                    (c) Interim Term. This Sub-Advisory Agreement shall be effective on a temporary interim basis from the day and year first written above until the earlier of 150 days after such date or until it has been approved or rejected by the Fund's shareholders in accordance with the Investment Company Act. With regard to the provisions herein, except for this subsection 11.1, the effective date of the interim period of this Sub-Advisory Agreement shall have the same effect as if it were the Effective Date, as defined above.

               11.2 TERMINATION.

                    (a) Automatic Termination. This Sub-Advisory Agreement shall automatically terminate in the event of its assignment, within the meaning of
Section 15(a) of the Investment Company Act, unless an order of the Commission is issued exempting such assignment. If at any time the Sub-Advisor ceases to be an "investment advisor" in accordance with the Investment Advisers Act, this Sub-Advisory Agreement will automatically terminate. No penalty or payment of any kind by the Advisor will be due upon an automatic termination

                    (b) Termination by Advisor, Board of Directors of the Fund or Shareholders of the Fund. This Sub-Advisory Agreement may be terminated at any time, upon written notice to the Sub-Advisor, without payment of any penalty, by the Advisor, the Board of Directors of the Fund or by a Majority Vote of Shareholders. Notwithstanding that the effective date of any such termination may be fewer than 30 days after the date of notice of termination, the Sub-Advisor shall be compensated for 30 days after the date of notice of termination, and such compensation shall not constitute payment of a penalty in connection with such termination. Any compensation paid pursuant to this subsection 11.2(b) shall be calculated based on the Investment Assets as of the effective date of the termination.

                    (c)   Termination  By   Sub-Advisor.   The  Sub-Advisor  may
terminate this Sub-Advisory Agreement at any time upon 30 days' prior written notice to the Advisor and the Fund.

                    (d) Prorated Fee. If this Sub-Advisory Agreement shall terminate at any time other than at the end of a calendar quarter, the Sub-Advisor shall be entitled to receive the fee set forth in Section 7 hereof for the portion of the quarter elapsed prior to the date of termination, prorated on a daily basis.

          12. MISCELLANEOUS.

               12.1 ERRORS AND OMISSIONS POLICY. The Sub-Advisor agrees that, at its sole expense, it will maintain an errors and omissions insurance policy that covers the acts, errors and omissions by the Sub-Advisor and its employees and agents during the term of this Sub-Advisory Agreement. Upon request of the Advisor, the Sub-Advisor will promptly provide evidence of such insurance.

               12.2 GOVERNING LAW; SEVERABILITY. This Sub-Advisory Agreement and its performance shall be governed by and construed in accordance with the applicable laws of the United States and, to the extent permitted by such laws, with the laws of the State of Oklahoma. In case any provision of this Sub-Advisory Agreement is held illegal or invalid for any reason, that illegality or invalidity will not affect the remaining provisions of the Sub-Advisory Agreement but will be fully severable, and the Sub-Advisory Agreement will be construed and enforced as if the illegal or invalid provision had not been included herein.

               12.3 NOTICES.  Unless the parties  otherwise  agree, all notices, instructions and advice with respect to matters contemplated by this Sub-Advisory Agreement must be in writing and are effective when received. Delivery must be made personally, by registered or certified mail, return receipt requested, overnight courier or confirmed facsimile and addressed as follows:


              Advisor:         American Fidelity Assurance Company
                               P.O. Box 25523
                               Oklahoma City, Oklahoma 73106
                               Attention:  Investment Department
                               Telephone:  (xxx) xxx-xxxx
                               Facsimile:  (xxx) xxx-xxxx

              Fund:            American Fidelity Dual Strategy Fund, Inc.
                               2000 Classen Boulevard
                               Oklahoma City, Oklahoma  73106
                               Attention:  John W. Rex
                               Telephone:  (xxx) xxx-xxxx
                               Facsimile:  (xxx) xxx-xxxx


              Sub-Advisor:     Seneca Capital Management LLC
                               909 Montgomery Street, Suite 500
                               Attention: Legal Department
                               Telephone:  (xxx) xxx-xxxx
                               Facsimile:  (xxx) xxx-xxxx

Any party may change any of the above information by providing notice to the other parties in the manner set forth above. All reports required to be delivered by the Sub-Advisor to the Advisor pursuant to Section 6.1 of this Sub-Advisory Agreement must be delivered in the manner specified from time to time by the Advisor.

               12.4 COMPLIANCE WITH LAWS. Nothing in this Sub-Advisory Agreement shall be deemed to authorize the Sub-Advisor to effect any transactions in contravention of its fiduciary obligations, duties or responsibilities under the Investment Advisers Act, this Sub-Advisory Agreement or any other applicable federal or state laws or regulations (including all applicable securities laws and regulations) or the rules of any national securities exchange. The Sub-Advisor will at all times comply with the Investment Advisers Act and other applicable laws, regulations and rules in performing its duties under this Sub-Advisory Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

FUND:                           AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                                By:       JOHN W. REX
                                    Name: John W. Rex
                                    Title: President

ADVISOR:                        AMERICAN FIDELITY ASSURANCE COMPANY

                                By:       JOHN W. REX
                                    Name: John W. Rex
                                    Title: President

SUB-ADVISOR:                    Seneca Capital Management LLC

                                By:        SANDRA MONTICELLI
                                    Name:  Sandra Monticelli
                                    Title: C.O.O.

                                    EXHIBIT A

                          Schedule of Investment Assets


                             [Intentionally Omitted]

                                    EXHIBIT B

                       American Fidelity Assurance Company
                      American Fidelity Dual Strategy Fund
                              Investment Guidelines

I.   INVESTMENT OBJECTIVES:

     The Fund's investment objectives are, primarily, long-term growth of capital and, secondarily, the production of income. Such objectives do not preclude infrequent investments for short-term capital appreciation.

     The Fund normally invests in a diversified portfolio consisting primarily of common stocks based upon an assessment of particular industries or companies. The Fund attempts to maintain sufficient cash balances to meet variable annuity contract payments. The Fund's assets may be held in cash or cash equivalents or in United States Government securities for this purpose. The Fund does not engage in the purchase or sale of puts, calls or other options or in writing such options.

     The Sub-Advisor, after consulting with the Advisor and obtaining Advisor approval, may determine that prevailing market and economic conditions indicate that investments other than common stocks may be advantageous, in which event investments may be made on a short-term basis in United States Government securities, bonds, notes or other evidences of indebtedness, issued publicly, of a type customarily purchased for investment by institutional investors.

II.  FUNDAMENTAL POLICIES:

     The Sub-Advisor must comply with the following Investment Guidelines:

          A. Not more than five percent (5%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

          B. Not more than ten percent (10%) of the voting securities of any one issuer will be acquired.

          C. Not more than twenty-five (25%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in any one industry.

          D.   No borrowings will be made.

          E. The Sub-Advisor will ensure that the Fund does not act as an underwriter of securities of other issuers.

          F. Investment in real estate will be limited to shares of real estate investment trusts investing in equity real estate, up to seven percent (7.0%) of Investment Assets placed with the Sub-Advisor. Investment in private placements and other illiquid assets will not be made.

          G. No purchase of commodities or commodity contracts will be effected.

          H. The Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

          I. Loans will not be made except through the acquisition of publicly traded bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors.

          J. Investment will not be made in the securities of a company for the purpose of exercising management or control.

          K. Investment in securities of other investment companies will not be made except for money market funds. Up to ten percent (10%) of Investment Assets placed with the Sub-Advisor may be invested in money market funds, provided that not more than three percent (3%) of the total outstanding voting stock of any one investment company may be held.

          L. Although the Fund does not intend to engage to a large extent in short-term trading, the Sub-Advisor may make investments for the purpose of seeking short-term capital appreciation.

          M. Investments in repurchase agreements will be limited to the top thirty-five (35) U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

          N.   Short sales of securities will not be made.

          O. Purchases will not be made on margin, except for such short-term credits necessary for the clearance of transactions.

          P. Investments in high-yield or non-investment grade bonds will not be made.

          Q. Investments in the equity securities of foreign corporations will be limited to American Depositary Receipts ("ADRs"), other depositary receipts and ordinary shares which are denominated in U.S. dollars and publicly traded in the United States. Not more than thirty-five percent (35%) of the Investment Assets placed with the Sub-Advisor will be invested in foreign issuers. In addition, not more than twenty percent (20%) of the Investment Assets placed with the Sub-Advisor will be invested in issuers from any one foreign country. ADRs or other depositary receipts must be issued by the Bank of New York, Morgan Guaranty or Citibank. Depositary receipts issued by other institutions must be approved in advance by the Advisor.

III. OTHER INVESTMENT GUIDELINES:

     The following Guidelines are additional rules that the Sub-Advisor must follow:

          A. The Sub-Advisor should generally conform to these issuer guidelines with exceptions noted at the time of purchase and variances reviewed annually with the Board of Directors of the Fund.

               1. One-hundred-fifty million dollars ($150,000,000) or more in assets.

               2.   Operational for at least ten (10) years.

               3. Fifty million dollars ($50,000,000) or more in stockholders equity.

          B.   Lending of securities will not be permitted.

          C. The Fund will not invest in the securities of tobacco-producing companies.

          D. InvesTrust, N.A., or another custodian chosen by the Advisor, shall be the Custodian of all Investment Assets placed with the Sub-Advisor. The Sub-Advisor must ensure that duplicate brokerage confirmations of all transactions are sent to the Custodian and the Advisor.

          E. All money market funds used by the Sub-Advisor for a portion of Investment Assets placed with the Sub-Advisor must be approved in advance by the Advisor.

          F. The money market funds (cash) used by the Sub-Advisor for a portion of Investment Assets must have a balance at all times equal to at least three percent (3.0%) of the market value of Investment Assets placed with the Sub-Advisor.

          G. All brokers used by the Sub-Advisor to execute transactions for the Fund must have a commercial paper rating of A1/P1 by Moody's and Standard & Poor's unless approved in advance by the Advisor.

                                    EXHIBIT C

                                  Fee Schedule


     Pursuant to Section 7 of the foregoing Amended and Restated Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") made as of November 15, 2002, as amended and restated as of the 14th day of April 2003, among American Fidelity Dual Strategy Fund (the "Fund"), American Fidelity Assurance Company (the "Advisor") and Seneca Capital Management LLC (the "Sub-Advisor"), the parties thereto agree as follows:


     For services under the Sub-Advisory Agreement, the Sub-Advisor shall be entitled to receive from the Advisor a fee in an amount equal to 0.075% of the current value of the Investment Assets as of the close of the last trading day of March, June, September and December (0.30% on an annual basis).

     The parties agree that this Fee Schedule is intended to serve as an interim Fee Schedule, pending approval of the Sub-Advisory Agreement by the shareholders of the Fund in accordance with the Investment Company Act of 1940. The parties further agree that this Fee Schedule may not be amended until after such shareholder approval has been obtained.


     Having obtained the requisite shareholder approval on April 11, 2003, this Fee Schedule is hereby amended and restated to reflect a fee in an amount equal to 0.105% of the current value of the Investment Assets as of the close of the last trading day of March, June, September and December (0.42% on an annual basis).


     IN WITNESS WHEREOF, the parties hereto have caused this Schedule C to be executed as of the day and year first above written.

FUND:                           AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                                By:       JOHN W. REX
                                    Name: John W. Rex
                                    Title: President

ADVISOR:                        AMERICAN FIDELITY ASSURANCE COMPANY

                                By:       JOHN W. REX
                                    Name: John W. Rex
                                    Title: President

SUB-ADVISOR:                    SENECA CAPITAL MANAGEMENT LLC

                                By:        SANDRA MONTICELLI
                                    Name:  Sandra Monticelli
                                    Title: C.O.O.

                                                                     EXHIBIT h.3

                SECOND AMENDMENT TO FUND PARTICIPATION AGREEMENT

     This Amendment, dated as of July 16th, 2002, amends the Fund Participation Agreement, dated as of December 22, 1998 (the "Agreement"), between American Fidelity Dual Strategy Fund, Inc. (the "Fund") and American Fidelity Assurance Company ("AFA").

     WHEREAS, the Fund and AFA desire to amend Schedule A to the Agreement to add a new separate account;

     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the Fund and AFA agree as follows:

1. The Fund and AFA hereby amend and restate Schedule A to the Existing Agreement, attached hereto and made a part hereof, as set forth in this Second Amendment to the Agreement.

2. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Second Amendment to the Fund Participation Agreement as of the date and year first above written.

                                      AMERICAN FIDELITY ASSURANCE COMPANY


                                      JOHN W. REX
                                      John W. Rex, President


                                      AMERICAN FIDELITY DUAL STRATEGY FUND, INC.


                                      JOHN W. REX
                                      John W. Rex, Chairman of the Board and
                                      President

                                  "SCHEDULE A"

Segregated Accounts of American Fidelity Assurance Company Participating in American Fidelity Dual Strategy Fund, Inc."

    Name of Separate Account                     Effective Date of Participation
    ------------------------                     -------------------------------

    American Fidelity Separate Account A         January 1, 1999
    American Fidelity Separate Account B         May 1, 1999
    American Fidelity Separate Account C         July 16, 2002


                                                                       EXHIBIT i

                                   LAW OFFICES
                                  McAFEE & TAFT
                           A PROFESSIONAL CORPORATION
                        10TH FLOOR, TWO LEADERSHIP SQUARE
                               211 NORTH ROBINSON
                       OKLAHOMA CITY, OKLAHOMA 73102-7103
                                 (405) 235-9621
                               FAX (405) 235-0439
                            http://www.mcafeetaft.com



                                 April 29, 2003


American Fidelity Dual Strategy Fund, Inc.
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

                                   Re: Post-Effective Amendment Nos. 9 and 10 to
                                       Registration Statement on Form N-1A
                                       (File Nos. 333-59185 and 811-08873)

Ladies and Gentlemen:

          You have requested our opinion in connection with the filing with the Securities and Exchange Commission of Post-Effective Amendment No. 10 to the above-referenced Registration Statement on Form N-1A of American Fidelity Dual Strategy Fund, Inc. (the "Fund").

          We have made such examination of the law and have examined such records and documents as in our judgment are necessary or appropriate to enable us to render the opinions expressed below.

          Based upon the foregoing, we are of the opinion that:

          (1) The Fund is a corporation validly existing under the laws of the State of Maryland.

          (2) The shares of the Fund to be issued, if issued and sold in accordance with the Fund's Articles of Incorporation and Bylaws and for the consideration described in the Post-Effective Amendment, will be legally issued, fully paid and non-assessable.

          You may use this opinion letter as an exhibit to the Registration Statement. We consent to the reference to our firm under the caption "Custodian, Independent Accountants and Counsel" contained in the Statement of Additional Information which forms a part of the above-referenced Registration Statement.

                                Very truly yours,

                                McAFEE & TAFT A PROFESSIONAL CORPORATION


                                                                       EXHIBIT j

                          Independent Auditors' Consent

The Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:

We consent to the use of our report included herein, the reference to our firm under the heading "Financial Highlights" in the Prospectus, and the reference to our firm under the heading "Custodian, Independent Accountants and Counsel" in the Statement of Additional Information.

                                          KPMG LLP


Oklahoma City, Oklahoma
April 24, 2003

                                                                      EXHIBIT 99

               WILLIAM M. CAMERON ("WMC")                                                    LYNDA L. CAMERON ("LLC")
---------------------------------------------------- ------------------------- -----------------------------------------------------
American Fidelity Property First Fidelity Bancorp,                             First Fidelity Bancorp,   Cameron Equestrian Center,
Company of North Carolina, Inc.                                                Inc.                      Inc.
Inc.   100% - NC           49% - OK                                            49% - OK                  100% - OK
73-1365433                 73-1176204                                          73-1176204                73-1289555
=====================================================
     First Fidelity Bancorp,                                                   Cameron Arabian, Inc.
     Inc.  49% - OK                                                            100% - OK
     73-1176204                                                                73-1315467
-----------------------------------------------------                          =====================================================
First Fidelity Bank, NA                                                             First Fidelity Bancorp,
100%                                                                                Inc.
73-1100200                                                                          49% - OK
=====================================================                               73-1176204
     First Fidelity Bank, NA                                                   -----------------------------------------------------
     100%                                                                      First Fidelity Bank, N.A.
     73-1100200                                                                100%
-----------------------------------------------------                          73-110020
FFB Investment, Inc.       First Fidelity Financial                            =====================================================
100% - NV                  Services, Inc.                                           First Fidelity Bank, N.A.
88-0424888                 100% - OK    73-1585460                                  100%
=====================================================                               73-110020
     FFB Investment, Inc.                                                      -----------------------------------------------------
     100% - NV                                                                 First Fidelity Financial  FFB Investments, Inc.
     88-0424888                                                                Services, Inc.            100% - NV
-----------------------------------------------------                          100% - OK                 88-0424888
FFB Holdings, Inc.         ***FFB Loan Investment                               73-1585460
100% - NV                  Limited Partnership                                 =====================================================
88-0446560                 99% - NV    88-0447502                                   FFB Investments, Inc.
=====================================================                               100% - NV
                                                                                    88-0424888
                                                                               -----------------------------------------------------
                                                                               FFB Holdings, Inc.        ***FFB Loan Investment
                                                                               100% - NV                 Limited Partnership
                                                                               88-0446560                99% - NV
                                                                                                         88-0447502
=====================================================                          =====================================================
                                                       Cameron Associates, Inc.
                                                        50% WMC; 50% LLC - OK
                                                         Sole General Partner
                                                              73-1533495
------------------------------------------------------------------------------------------------------------------------------------
                                                       **Cameron Enterprises,
                                                    A Limited Partnership (CELP) - OK
                                                              73-1267299
====================================================================================================================================
                                                       **Cameron Enterprises,
                                                    A Limited Partnership (CELP) - OK
                                                              73-1267299
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity Corp.                              BTECH Warehouse, L.L.C.                             CELP Ltd. Agency, Inc.
(AFC)                                                100% - OK                                           100% - OK
94.0% - NV 73-0966202                                73-1267299                                          73-1369092
====================================================================================================================================
                                                       American Fidelity Corp.
                                                               (AFC)
                                                       94.0% - NV 73-0966202
------------------------------------------------------------------------------------------------------------------------------------
Market Place               American Fidelity         American Mortgage &       Concourse C, Inc.         American Fidelity
Realty Corp.               Assurance Co. (AFA)       Investment Co.            100% - OK                 Property Co. (AFPC)
(MPRC)                     100% - OK                 (AMICO)                   73-1575531                100% - OK
100% - OK                  73-0714500                98.7% - OK                                          73-1290496
73-1160212                 NAIC #60410               73-1232134

Oklahoma City Angel In-    ASC Holding, L.L.C.       Apple Creek Apartments,   AF Apartments, Inc.       American Public Life Ins.
vestment Group, L.L.C.     75% - OK                  Inc.                      100% - OK                 Co.   100% - MS
100% - OK                  73-1528120                100% - OK                 73-1512985                64-0349942
73-1612531                                           73-1408485                                          NAIC #60801

American Fidelity
International Holdings,
Inc.   100% - OK
73-1421879
====================================================================================================================================
                                                       CELP Ltd. Agency, Inc.
                                                             100% - OK
                                                            73-1369092
------------------------------------------------------------------------------------------------------------------------------------
                                                     North American Insurance
                                                     Agency, Inc. (NAIA)
                                                     100% of Special Stock - OK
                                                     73-0687265
====================================================================================================================================
                                                     North American Insurance
                                                     Agency, Inc. (NAIA)
                                                     100% of Special Stock - OK
                                                     73-0687265
------------------------------------------------------------------------------------------------------------------------------------
Agar Ins. Agency, Inc.     North American Ins.       N.A.I.A. of Louisiana,    North American Ins.       North American Ins.
95.4% - OK                 Agency of Colorado, Inc.  Inc.                      Agency of New Mexico,     Agency of Tulsa, Inc.
73-0675989                 100% - CO                 100% - LA                 Inc.                      100% - OK
                           84-0599059                72-0761691                100% - NM                 73-0778755
                                                                               85-0441542

North American Ltd.        N.A.I.A. Ins. Agency,     Towe, Hester & Erwin,     Robert C. Bates, LLC
Agency, Inc.               Inc.                      LLC                       25% - OK
100% - OK                  100% - OK                 52% - OK                  FEIN N/A
73-1356772                 73-1527682                73-1615119
====================================================================================================================================
                                                *American Fidelity Assurance Co. (AFA)
                                                            100% - OK
                                                            73-0714500
                                                            NAIC #60410
------------------------------------------------------------------------------------------------------------------------------------
Senior Partners, LLC       American                  Balliet's, L.L.C.         American Fidelity         First Financial
50% - OK                   Fidelity                  45% - OK                  Ltd. Agency, Inc.         Securities of
73-1559624                 Securities,               73-1529608                (AFLA)                    America, Inc.
                           Inc. (AFS)                                          100% - OK                 100% - TX
                           100% - OK                                           73-1352430                76-0055292
                           73-0783902
====================================================================================================================================
                                                     American Public Life Ins. Co.
                                                              (APLICO)
                                                             100% - MS
                                                             64-0349942
                                                              NAIC #60801
------------------------------------------------------------------------------------------------------------------------------------
DentaCare Marketing &
Administration, Inc.
(DCM&A)
100% - LA
72-1251800
====================================================================================================================================
                                                         American Fidelity
                                                       International Holdings,
                                                          Inc.,  100%-OK
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity Offshore
Invest., Ltd.
100% - Bermuda
NAIC - #20400
Reg. #EC20754
====================================================================================================================================
                                                     American Fidelity Offshore
                                                          Invest., Ltd.
                                                          100% - Bermuda
                                                           NAIC - #20400
                                                           Reg. #EC20754
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity Inter-   American Fidelity         Mari El Development       American Fidelity
national (Bermuda) Ltd.    (China), Ltd.             Corporation Limited       (Cyprus), Ltd.
100% - Bermuda             93% - Bermuda             Republic of Cyprus        Republic of Cyprus
Reg. #28402                EC23647                   Reg. #7035                99%
                                                     51.3% - AFOI
====================================================================================================================================
                                                         American Fidelity
                                                           (China), Ltd.
                                                           93% - Bermuda
                                                              EC23647
------------------------------------------------------------------------------------------------------------------------------------
****Pacific World
Holdings, Ltd.
55% - Labuan
====================================================================================================================================
                                                           Pacific World
                                                           Holdings, Ltd.
                                                            55% - Labuan
------------------------------------------------------------------------------------------------------------------------------------
Asia Pacific Risk          PWG Insurance Brokers     Pacific World Global      Pacific World             Pacific World (Asia)
Consultants                PTE Ltd.                  Limited                   International Limited     Limited
30% - Thailand             100% - Singapore          100% - Labaun             100% - Labaun             100% - HongKong

PWG Sallmanns Limited      ACRH Holding Limited
50% - Labaun               50% - Labuan
====================================================================================================================================
                                                          American Fidelity
                                                           (Cyprus), Ltd.
                                                         Republic of Cyprus
                                                                 99%
------------------------------------------------------------------------------------------------------------------------------------
Soyuznik Ins. Co.
34% Russian Federation
====================================================================================================================================
                                                         Pacific World (Asia)
                                                              Limited
                                                           100% - HongKong
------------------------------------------------------------------------------------------------------------------------------------
PWG (M) Sdn Bhd            Pacific World Risk        Bain Dawes (M) Sdn Bhd    Inter-Pro Services Sdn    Finite Services Sdn Bhd
100% - Malaysia            Consultants               97.97% - Malaysia         Bhd                       100% - Malaysia
                           100% - Malaysia                                     100% - Malaysia

Asia Century Re Limited
50% - Labuan
====================================================================================================================================
                                                        Pacific World Risk
                                                           Consultants
                                                         100% - Malaysia
------------------------------------------------------------------------------------------------------------------------------------
PWG Resources Development
Sdn Bhd
100% - Malaysia
====================================================================================================================================
                                                       Senior Partners, LLC
                                                            50% - OK
                                                           73-1559624
------------------------------------------------------------------------------------------------------------------------------------
Bordeaux, LLC
75% - OK
73-1559626
====================================================================================================================================
                                                        American Fidelity
                                                       Limited Agency, Inc.
                                                             (AFLA)
                                                            100% - OK
                                                            73-1352430
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity
General Agency, Inc.
(AFGA)
100% - OK
73-1352431
====================================================================================================================================
                                                          American Fidelity
                                                         General Agency, Inc.
                                                                (AFGA)
                                                              100% - OK
                                                              73-1352431
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity General
Agency of Alabama, Inc.
100% - AL
74-2945370
====================================================================================================================================
                                                          Concourse C, Inc.
                                                             100% - OK
                                                             73-1575531
------------------------------------------------------------------------------------------------------------------------------------
Enrollcom, Inc.            Best Education Solutions,  Concourse Three, Inc.
100% - OK                  Inc.                       100% - OK
73-1575385                 100%-OK                    73-1583669
                           73-1583667
====================================================================================================================================
                                                  American Fidelity Property Co. (AFPC)
                                                              100% - OK
                                                              73-1290496
------------------------------------------------------------------------------------------------------------------------------------
Home Rentals, Inc.         Western Partners, LLC     Broadway Tech, LLC
100% - OK                  100% - OK                 100% - OK
73-1364266                 73-1544275
====================================================================================================================================
                                                          ASC Holding, L.L.C.
                                                              75% - OK
                                                             73-1528120
------------------------------------------------------------------------------------------------------------------------------------
InvesTrust, NA             Oklahoma@Data Services    Asset Services Co., LLC
100% - OK                  100% - OK                 100% - OK
73-1546867                 73-1590280                73-1547246
====================================================================================================================================

*        Insurance Company
**       Limited Partners are:  CWC 1980 Trusts, LBC 1980 Trust, JCC 1980 Trust, WMC/LLC Insurance Trusts, WMC/LLC Trust B
***      1% owned by FFB Holdings, Inc.

NOTE:    All of the above  organizations  are  corporations  that have the word Company,  Inc., or Corp.  The above organizations which have the letters L.L.C. or L.C. are limited liability companies.